                                                                   Exhibit 10.50


                               SUBLEASE AGREEMENT


         THIS SUBLEASE AGREEMENT ("Sublease"), dated for reference purposes as of April 23, 1999, is made by and between VERITAS SOFTWARE CORPORATION, a Delaware corporation ("Sublandlord"), and FAIRCHILD SEMICONDUCTOR CORPORATION OF CALIFORNIA, a Delaware corporation ("Subtenant").

                                 R E C I T A L S

         WHEREAS, Subtenant has agreed to sell fee title of certain real property consisting of approximately 19.61 acres located at 350 Ellis Street in the City of Mountain View, County of Santa Clara, State of California (the "Land") together with certain improvements thereon consisting of an approximately one hundred nineteen thousand (119,000) square foot building (and certain leasehold improvements situated therein) (the "Main Building") and that certain machine/equipment area located adjacent to the Main Building (the "Equipment Area") in the approximate location shown on the site plan attached hereto as Exhibit "A" (the Main Building and the Equipment Area (but not the Subtenant Improvements described in Section 2(a) of this Sublease) are collectively referred to herein as the "Premises" and the Land and the Premises are collectively referred to as the "Property") to Sublandlord pursuant to that certain Agreement of Purchase and Sale dated as of March 22, 1999 by and between Subtenant and Lessor (the "Purchase Agreement").

         WHEREAS, Sublandlord has agreed to (i) assign all of its rights and benefits (but none of its liabilities or obligations as further set forth in Section 11.1 of the Purchase Agreement) pursuant to the Purchase Agreement to First Security Bank, National Association, not individually, but solely as Owner Trustee under the VS Trust 1999-1 ("Lessor"), and, (ii) upon Lessor's purchase of the Property, lease the Property from Lessor.

         WHEREAS, Lessor, Sublandlord and Subtenant have agreed that certain leasehold improvements located in and about the Main Building and Equipment Area are to remain the property of the Subtenant (or Raytheon Company) following the close of escrow under the Purchase Agreement, and not withstanding such sale shall be Subtenant's (or Raytheon Company's) sole and exclusive property under this Sublease for the duration hereof and thereafter as indicated, consisting of the Subtenant Improvements, as defined in Section 2(a) of this Sublease.

         WHEREAS, Subtenant desires to sublease the Premises from Sublandlord on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and for all other consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, Sublandlord and Subtenant agree as follows:

         1. Re-Affirmation and Incorporation of Recitals. Each of Sublandlord and Subtenant acknowledges and agrees that the Recitals set forth above (a) are true and correct in all respects

                                                                 Exhibit 10.48

and (b) are hereby incorporated herein by this references as if said Recitals were set forth herein as representations and warranties of the Sublandlord and Subtenant.

         2. Demise of Premises. Sublandlord hereby subleases to Subtenant and Subtenant hereby leases from Sublandlord the Premises and Subtenant Improvements (as defined herein):

                  (a) Exclusive Use of Subtenant Improvements. Sublandlord and Subtenant hereby acknowledge and agree that the Premises include certain improvements owned by Subtenant or Raytheon Company, which shall remain Subtenant's (or Raytheon Company's) sole and exclusive property during the term of this Sublease and which shall be removed (except for the items identified in subparagraphs (viii), (x) and (xvi) below) by Subtenant upon the expiration or earlier termination of this Sublease in accordance with Section 32 of this Sublease, and consisting of the following (the "Subtenant Improvements"), situated on or under the Land in the areas designated as areas A through S, inclusive, on the site plan attached hereto as Exhibit "B": (i) storage tanks on a concrete pad, (ii) process wastewater treatment plant with tanks within cement vault, (iii) electric boxes on concrete pad, (iii) incinerator on a concrete pad, (iv) diesel tank and emergency electrical generator on concrete pad, (v) concrete pads, (vi) concrete block chemical storage building, (vi) hazardous waste tank in steel vault, (vii) two (2) metal buildings (it being understood and agreed that Subtenant shall have the right to relocate the northwestern most metal building in one of the areas designated as "I" on the aforementioned site plan to a location within the dotted "Excluded Area" shown on Exhibit "A" attached hereto), (viii) groundwater treatment system, (ix) cooling towers on concrete pad, (x) soil vapor extraction system (fenced area), (xi) metal sheds,
(xii) refrigeration unit on concrete pad, (xiii) groundwater office trailer (portable), (xiv) metal covers over concrete pads, (xv) PH meters for process wastewater treatment plant, (xvi) electrical for soil vapor extraction system on concrete pad, and (xvii) concrete block storage building. The parties hereto acknowledge that a hydrogen tank is situated on the Developable Land (as defined below) in the northwest corner of the Developable Land, which is also included as part of the Subtenant Improvements. During the term of this Sublease, Subtenant shall have access over the Developable Land to use, maintain and repair, if necessary, the Subtenant's hydrogen tank and related piping. In addition, Sublandlord's leasehold estate includes the rights of Lessor to that certain Air Products pipeline containing gaseous nitrogen exists on or under the Developable Land and during the term of this Sublease, Subtenant shall have the exclusive right to use such pipeline and shall have access over the Developable Land to use, maintain and repair, if necessary, the Air Products pipeline and related piping. All of the foregoing rights of Subtenant shall be exercised at Subtenant's sole cost and expense, and Subtenant shall indemnify, defend (with counsel acceptable to Sublandlord) and hold Sublandlord and Sublandlord's Agents and the Lenders and Lenders' Agents harmless from and against any and all claims, damages, losses, causes of action, judgments, obligations and liabilities, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys fees and costs), on account of or arising out of the Subtenant's use, ownership, maintenance, repair, alteration or removal of any of the Subtenant Improvements (except for the items identified in subparagraphs (viii), (x) and (xvi) above), the hydrogen tank or the Air Products pipeline and related piping and improvements on or following the Commencement Date of this Sublease. Subtenant's obligations under the preceding sentence shall survive the expiration or earlier termination of this Sublease.

                  (b) Exclusive Use of Excluded Area. Subject to the terms and conditions set forth in Paragraph 3 below, Subtenant shall have the exclusive right, during the term of this Sublease, to use that portion of the Land, consisting of eleven and forty-nine hundredths (11.49) acres (the "Excluded Area"), that is bounded by the dotted lines shown on Exhibit "A" and which is referred to as the "Excluded Area" on such Exhibit "A". (The Main Building and the Equipment Area are located within the Excluded Area). Subject to the terms and conditions hereof, Subtenant shall have the right to use that portion of the Excluded Area which does not have buildings, structures, improvements or other property on it for parking, ingress and egress and other uses reasonably related to Subtenant's business. The balance of the Land that is located outside of the dotted lines shown on Exhibit "A" and which is not part of the Excluded Area, consisting of eight and twelve one hundredths (8.12) acres, is referred to herein as the "Developable Land." Subtenant shall have no rights to use or occupy any portion of the Developable Land during the Term hereof without Sublandlord's prior written approval in each instance, except as permitted under
Section 2(a) above.

                  (c) Acceptance of Premises and Subtenant Improvements. Subtenant acknowledges that prior to the Commencement Date of this Sublease (as defined below), Subtenant owned the Premises, the Land and certain of the Subtenant Improvements. Subtenant is familiar with the condition of the Premises, the Subtenant Improvements, the Land and the Subtenant Improvements and, as of the Commencement Date of this Sublease, Subtenant accepts the Premises, the Excluded Area and the Subtenant Improvements in their "as is" condition. As of the Commencement Date, Subtenant shall be deemed to have accepted the Premises, the Subtenant Improvements and the Excluded Area subject to all applicable laws and other matters of public record governing the use of the Premises, the Subtenant Improvements and the Excluded Area. Subtenant acknowledges that neither Sublandlord nor Sublandlord's agents have made any representation or warranty as to the suitability of the Premises, the Subtenant Improvements or the Excluded Area for the conduct of Subtenant's business, the condition of the Premises or the Subtenant Improvements, or the use or occupancy which may be made thereof and Subtenant has independently investigated and is satisfied that the Premises and the Excluded Area is and will be suitable for Subtenant's intended use. Any agreements, warranties or representations not expressly contained herein (or in the Exhibits attached hereto) shall in no way bind either Sublandlord or Subtenant, and Sublandlord and Subtenant expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not contained in this Sublease (or in the Exhibits attached hereto). This Sublease constitutes the entire understanding between the parties hereto and no addition to, or modification of, any term or provision of this Sublease shall be effective until set forth in a writing signed by both Sublandlord and Subtenant.

                  (d) Lessor Inspection. Notwithstanding the other terms of this Sublease, Lessor and any Lender shall have and retain the right to inspect any portion of the Premises from time to time upon no less than twenty-four hours prior written notice to Subtenant.

         3.       Excluded Area.

                  (a) Subtenant's Rights in Excluded Area. In addition to Subtenant's lease of the Premises described above, during the Sublease Term, Subtenant shall have the following rights with respect to the Excluded Area (exclusive of the Main Building) contained within the dotted lines shown on Exhibit "A" attached hereto: (i) the exclusive right to use all of the parking spaces within the Excluded Area; (ii) the exclusive right to use the Excluded Area (exclusive of the Main Building for ingress and egress, and (ii) such other rights as are reasonably necessary and convenient to Subtenant's possession and use of the Premises and/or Subtenant Improvements or performance of Subtenant's rights and obligations under this Sublease (including, without limitation, the right to use the access roads, sidewalks and landscaped areas and other facilities on the Excluded Area).

                  (b) Reserved Rights of Sublandlord.

                           (i) The provisions of Paragraph 2(b) to the contrary
notwithstanding, Sublandlord reserves unto itself (as owner of the Developable Land for federal income tax purposes, as lessee of the Developable Land for financial accounting purposes and as Lessor's Construction Agent), to Lessor (as owner of the Developable Land) and to tenants of any building which may be constructed on the Developable Land, and to the agents, employees, servants, invitees, contractors, guests, employees, customers and representatives of such tenants, the non-exclusive right to use an approximately twenty-four (24) foot wide strip of land along the northern border of the Excluded Area (wide enough to accommodate one lane of traffic in each direction), for pedestrian and vehicular ingress and egress (but not parking) and access to and from the Developable Land and Ellis Street.

                           (ii) During the Sublease Term, Sublandlord agrees not
to make any material changes in the size, shape, location, amount and extent of the Excluded Area or materially or adversely impair use of or access to the Main Building, Equipment Area or Subtenant Improvements.

                           (iii) Provided that Subtenant's use, occupancy and
enjoyment of the Premises, the Equipment Area and the Excluded Area or access to the same is not unreasonably interfered with, Sublandlord shall have the right to close, at reasonable times and upon reasonable prior notice (except in the case of an emergency), all or any portion of the Excluded Area for the prevention of a dedication thereof, or the accrual of rights of any person or public therein.

                           (iv) Sublandlord further reserves, for itself, Lessor
and their respective agents, the right to:

                                    (A) Retain and use in the event of an
emergency only (with immediate telephonic notice to Subtenant), one set of passkeys to enter the Premises but no keys shall be required to be given to Sublandlord to provide access to any areas reasonably reserved by Subtenant from Sublandlord access based upon the proprietary nature of any work being performed therein.

                                    (B) Approve the weight, size, placement and
time and manner of movement within the Building of any safe, central filing system or other heavy article of Subtenant's property; provided that such approval shall not be unreasonably withheld for any such article reasonably required for the operation of Subtenant's business in the Premises. Subtenant shall move its property entirely at its own risk.

                                    (C) Show the Premises to prospective
purchasers, subtenants, brokers, lenders, investors, rating agencies or others at any reasonable time, provided that Sublandlord gives at least 24 hours prior written notice to Subtenant, agrees to be escorted by an employee of Subtenant and does not materially interfere with Subtenant's use of the Premises.

                                    (D) To take any other reasonable action in
connection with the operation, maintenance, preservation and/or development of the Property provided the same shall not interfere with Subtenant's rights under this Sublease.

                  (c) Maintenance by Subtenant. During the Sublease Term, Subtenant shall be responsible, at its sole cost, for maintaining the Excluded Area (and Main Building, the Equipment Area and the Subtenant Improvements) in such manner as is suitable to satisfy Subtenant's business needs.

                  (d) Parcelization of Land. Subtenant acknowledges and agrees that, at any time following the Commencement Date of this Sublease, Sublandlord shall have the right, in its sole and absolute discretion, subject to obtaining any necessary governmental approvals required, to subdivide or parcelize the Land into two or more separate, legal parcels (one of which shall consist of the Excluded Area) so long as (i) Subtenant's use, occupancy, and enjoyment of the Premises and the Subtenant Improvements, and (ii) its rights hereunder, including, without limitation, its parking rights, are not materially diminished.

         4.       Sublease Term.

                  (a) Sublease Term. The term of this Sublease ("Sublease Term") shall be for the period commencing on the date on which escrow closes on the acquisition of fee title to the Land (and the Premises) from Subtenant (the "Commencement Date") and ending (unless sooner terminated in accordance with the terms of this Sublease) on December 31, 2000.

                  (b) Early Termination. Subtenant shall have the right to terminate or cancel this Sublease at any time prior to the expiration of the Sublease Term provided Subtenant delivers to Sublandlord not less than twelve
(12) months' prior written notice of such termination. Based on the foregoing, in no event shall the effective date of any early termination of this Sublease pursuant to this Subparagraph 4(b) occur prior to the date twelve (12) months following the Commencement Date of this Sublease. Upon the effective date of such early termination of the Sublease, all rights and obligations of the parties hereunder (excepting therefrom the rights and obligations that expressly survive the termination of this Sublease including Subtenant's and Sublandlord's (or Lessor's, as the case may be) obligations under Paragraph 32 below) shall cease.

         5.   Rent.

                  (a) Time of Payment. Subtenant shall pay to Sublandlord as base rent for the Premises the sum specified in Subparagraph 5(b) below (the "Monthly Installment") each month in advance on the first day of each calendar month, without deduction or offset, except as expressly provided hereunder, and without prior notice or demand, commencing on the Commencement Date (as defined above) and continuing through the Sublease Term, together with such additional rents as are payable by Subtenant to Sublandlord under the terms of this Sublease. The Monthly Installment for any period during the Sublease Term which is less than one (1) full month shall be a pro rata portion of the Monthly Installment based upon a thirty (30) day month.

                  (b) Monthly Installment. The Monthly Installment of rent to be paid each month by Subtenant to Sublandlord during the Sublease Term, subject to adjustment as provided below, shall be equal to one-twelfth (1/12th) of an amount that will yield Sublandlord an eight percent (8%) annual return on the portion of the Purchase Price paid by Sublandlord that is allocable to the Excluded Area and the improvements thereon. The acreage of the Excluded Area shall be deemed to be 11.49 acres, and the acreage of the Land shall be deemed to be 19.61 acres. The portion of the Purchase Price that is allocable to the Excluded Area and the improvements thereon shall be determined by multiplying $32,200,000 by a fraction, the numerator of which is the acreage included in the Excluded Area (11.49 acres) and the denominator of which is the total acreage included in the entire Land (19.61 acres). Thus, the Monthly Installment shall be equal to $125,778.68 per month. Once the allocation of FAR Funds (as defined in the Purchase Agreement) has been determined pursuant to Section 6.3(j) of the Purchase Agreement, the Purchase Price used to calculate the Monthly Installment, and thus the Monthly Installment, shall be adjusted accordingly.

                  (c) Additional Rent. All taxes, utilities, services, insurance premiums, late charges, costs, expenses and other sums which Subtenant is required to pay under this Sublease, and all reasonable damages, costs, and attorneys' fees and expenses which Sublandlord may incur by reason of any default of Subtenant or failure on Subtenant's part to comply with the terms of this Sublease, shall be deemed to be additional rent ("Additional Rent") and shall be paid, commencing on the Commencement Date, in addition to the Monthly Installment of rent, and, in the event of nonpayment by Subtenant, Sublandlord shall have all of the rights and remedies with respect thereto as Sublandlord has for the nonpayment of the Monthly Installment of rent. Monthly Installments of rent and Additional Rent are collectively referred to herein as "Rent".

                  (d) Place of Payment. Rent shall be payable in lawful money of the United States of America to Sublandlord at 1600 Plymouth Street, Mountain View, California 94043, Attn: ____________ or to such other person(s) or at such other place(s) as Sublandlord may designate in writing. Upon designation of another person to receive the Rent, all subsequent payments of Rent shall be directed to such other person until such other person gives written notice to direct such payments elsewhere.

                  (e) Late Payments. Any Monthly Installment of rent and Additional Rent due under this Sublease that is not received by Sublandlord within five (5) days after written notice that such sum is past due shall bear interest at the Permitted Rate (as defined in Paragraph 31) from the date due until fully paid. The payment of interest shall not cure any default by Subtenant under this Sublease. In addition, Subtenant acknowledges that the late payment by Subtenant to Sublandlord of rent will cause Sublandlord to incur costs not contemplated by this Sublease, the exact amount of which will be extremely difficult and impracticable to ascertain. Those costs may include, but are not limited to, administrative, processing and accounting charges, and late charges which may be imposed on Sublandlord by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any Monthly Installment of rent and Additional Rent due from Subtenant shall not be received by Sublandlord or Sublandlord's designee within five (5) days after written notice that such sum is past due, then Subtenant shall pay to Sublandlord, in addition to the interest provided above, a late charge in a sum equal to Two Hundred Fifty Dollars ($250.00) for each delinquent payment. Acceptance of a late charge by Sublandlord shall not constitute a waiver of Subtenant's default with respect to the overdue amount, nor shall it prevent Sublandlord from exercising any of its other rights and remedies.

                  (f) Holdover Rent. If Subtenant fails to vacate the Premises or commence demolition of the Main Building and related improvements (the removal of any asbestos and all other Hazardous Materials, if any, in the Main Building shall constitute, among other things, demolition for purposes of this paragraph) as set forth in more detail in Paragraphs 32(b)-(d) on or before the earlier of January 1, 2001 or the date thirty (30) days after the effective date of the earlier termination of this Sublease, as such earlier date may be extended pursuant to the terms below, Subtenant shall pay to Sublandlord an amount equal to two hundred percent (200%) of the daily Rent due under this Sublease immediately prior to such date for each day that Subtenant fails to vacate the Premises or commence demolition of the Main Building and related improvements as set forth above. For the purposes of the immediately preceding sentence, Subtenant shall be deemed to have commenced demolition of the Main Building and related improvements or commenced removal of asbestos and all other Hazardous Materials, if any, in the Main Building if Subtenant has undertaken activity in such regards which evidences Subtenant's clear and good faith intention to complete such demolition and remediation in an expeditious manner. Sublandlord's acceptance of any payments pursuant to this Paragraph shall not constitute a consent to Subtenant's holdover or result in any renewal of this Sublease. The provisions set forth herein are in addition to and do not affect Sublandlord's right of re-entry or any other rights of Sublandlord under this Sublease or at law.

         6.       Use of Premises.

                  (a) Restrictions on Use. Subtenant shall use the Premises (and the Subtenant Improvements) for research and development, manufacturing, general office purposes, and any other legally permitted use, provided such use is in conformance and compliance with all applicable governmental laws, regulations, rules and ordinances including, without limitation, all applicable environmental and zoning and land use laws, regulations, rules, and ordinances (collectively, "Law" or "Laws"). Except as required under Section 32 hereof, Subtenant shall not commit or suffer to be committed, any waste upon the Premises, the Subtenant Improvements or the Excluded Area, or any nuisance, or allow the Premises, the Subtenant Improvements or the Excluded Area to be used for any unlawful purpose or any purpose not permitted by this Sublease. Subtenant, at its sole cost and expense, shall procure, maintain and make available for Sublandlord's reasonable inspection throughout the Lease Term, all governmental approvals, licenses and permits required for the proper and lawful conduct of Subtenant's permitted uses of the Premises.

                  (b) Suitability. Subtenant acknowledges that neither Sublandlord nor any agent or employee of Sublandlord has made any representation or warranty with respect to the Premises, the Subtenant Improvements or the Excluded Area or with respect to the suitability of the same for the conduct of Subtenant's business, nor has Sublandlord agreed to undertake any modification, alteration or improvement to the Premises, except as provided in this Sublease. Subtenant acknowledges that Sublandlord makes no representations regarding the use of the Premises, the Subtenant Improvements or the Excluded Area by Subtenant or that the uses permitted by Subparagraph 6(a) are allowed by governmental or quasi-governmental agencies having jurisdiction or applicable laws, statutes, ordinances, rules, regulations, orders or requirements now or hereafter in effect.

         7. Hazardous Materials. Subtenant and Subtenant's agents, employees, contractors, assignees and subtenants may not use, place, store or transport (collectively, "Use") Hazardous Material(s) (defined below) on or about any portion of the Premises or Excluded Area or any other part of the Land (or in connection with the use or operation of the Subtenant Improvements) unless Subtenant complies with all applicable Laws with respect to the Use by Subtenant, its agents, employees, contractors, assignees or subtenants of such Hazardous Materials. Nothing herein shall be construed to allow Subtenant to release or dispose of (collectively, "Release") Hazardous Materials in or about any portion of the Premises or Excluded Area unless such Release is in compliance with applicable Laws. Any Use of the Hazardous Materials beyond the scope allowed in this Paragraph and any Release of Hazardous Materials shall be subject to Sublandlord's and Lessor's prior written consent, which may be withheld in Sublandlord's or Lessor's sole and absolute discretion, and shall require an amendment to the Sublease in the event Sublandlord and Lessor do consent which shall set forth the materials, scope of use, indemnification and any other matter required by Sublandlord and Lessor in Sublandlord's and Lessor's sole and absolute discretion. Subtenant shall indemnify, defend and hold Sublandlord and Sublandlord's agents harmless from and against any and all claims, losses, damages, liabilities, or expenses arising in connection with the Use or Release of Hazardous Materials on or following the Commencement Date of this Sublease in violation of Law by Subtenant, Subtenant's agents, employees, contractors, assignees or subtenants using the Premises or Excluded Area. Subtenant's obligation to defend, hold harmless and indemnify pursuant to this Paragraph 7 shall survive the expiration or earlier termination of this Sublease.

         The foregoing indemnity shall not apply to, and Subtenant shall not be responsible hereunder for, the presence of Hazardous Materials on, under, or about the Premises or Excluded Area to the extent caused by Sublandlord, its agents, employees, contractors, assignees or subtenants (other than Subtenant); provided that Sublandlord hereby acknowledges and agrees that the foregoing indemnity is intended to supplement that certain Indemnity Agreement between Subtenant and Sublandlord in the form of Exhibit C to the Purchase Agreement (the "Indemnity Agreement"), and to the extent the foregoing indemnity contradicts Subtenant's obligations under the Indemnity Agreement, the Indemnity Agreement shall prevail. The parties hereto agree and acknowledge that all of Subtenant's indemnity obligations set forth in this Sublease are supplemental to Subtenant's indemnity obligations set forth in the Indemnity Agreement.

         Sublandlord shall have the right, upon reasonable advance notice to Subtenant, to inspect, investigate, sample and/or monitor the Premises and Excluded Area, including any soil, water, groundwater, or other sampling, to the extent reasonably necessary to determine whether Subtenant is complying with the terms of this Sublease with respect to Hazardous Materials. In connection therewith, Subtenant shall provide Sublandlord with reasonable access to all portions of the Premises, the Subtenant Improvements and the Excluded Area (subject to reasonable security measures imposed by Subtenant); provided, however, that Sublandlord shall avoid any unreasonable interference with the operation of Subtenant's business on or in the Premises or the Excluded Area. All costs reasonably incurred by Sublandlord in performing such inspections, investigation, sampling and/or monitoring shall be reimbursed by Subtenant to Sublandlord as Additional Rent within thirty (30) days after Sublandlord's demand for payment if it is determined that Hazardous Materials have been Used by Subtenant or Subtenant's Agents on or after the Commencement Date of this Sublease in violation of Laws or a Release of Hazardous Materials in violation of Laws has occurred on, in or under the Premises or the Excluded Area, or any portion thereof.

         Notwithstanding anything to the contrary contained in this Sublease, Sublandlord and Subtenant acknowledges that (i) the Environmental Protection Agency is currently overseeing cleanup measures that are being conducted at the Land and at surrounding parcels of real property, (ii) the Land is part of a regional Superfund site known as the Middlefield-Ellis-Whitman (MEW) site, (iii) Raytheon, a former owner of the Land, is under a Consent Decree that provides that Raytheon will perform groundwater and soil remediation for the property it occupied and operated within the MEW area, (iv) in 1987, a soil-bentonite, subsurface, slurry wall was installed by Raytheon around the perimeter of the Land enclosing the soil and water bearing zones as part of the remedial measures conducted by Raytheon, (v) a groundwater extraction and treatment system was installed in 1987 on the Land and, as a long term remedial measure, groundwater is extracted from several wells located both within the boundaries of the Land and from adjacent property, (vi) a soil vapor extraction system (covering approximately a surface area of four acres and going to a depth of approximately 15 to 18 feet) was installed by Raytheon in 1996 to remediate the contaminated soils in the Land and Raytheon has petitioned and obtained approval from the Environmental Protection Agency for closure for part of the soil vapor remedial system, and (vii) the groundwater and soil treatment facilities referred to above are maintained by Raytheon and Raytheon has provided an indemnification to Subtenant to protect it from clean up or other liability related to contamination existing prior to the date Subtenant acquired title to the Land and the improvements then located thereon.

         As used in this Sublease, the term "Hazardous Materials" means any chemical, substance, waste or material which has been or is hereafter determined by any federal, state or local governmental authority to be capable of posing risk of injury to health or safety, including without limitation, those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Resource Conservation and Recovery

Act of 1976, and the Hazardous Materials Transportation Act, as amended, and in the regulations promulgated pursuant to said laws; those substances defined as "hazardous wastes" in section 25117 of the California Health & Safety Code, or as "hazardous substances" in section 25316 of the California Health & Safety Code, as amended, and in the regulations promulgated pursuant to said laws; those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or designated by the Environmental Protection Agency (or any successor agency) as hazardous substances (see, e.g., 40 CFR Part 302 and amendments thereto); such other substances, materials and wastes which are or become regulated or become classified as hazardous or toxic under any Laws, including without limitation the California Health & Safety Code, Division 20, and Title 26 of the California Code of Regulations; and any material, waste or substance which is (i) petroleum, (ii) asbestos, (iii) polychlorinated biphenyls, (iv) designated as a "hazardous substance" pursuant to section 311 of the Clean Water Act of 1977, 33 U.S.C. sections 1251 et seq. (33 U.S.C. Section 1321) or listed pursuant to section 307 of the Clean Water Act of 1977 (33 U.S.C. Section 1317), as amended; (v) flammable explosives; (vi) radioactive materials; or (vii) radon gas.

         8.       Taxes and Assessments.

                  (a) Subtenant's Property. Subtenant shall pay before delinquency any and all taxes and assessments, license fees and public charges levied, assessed or imposed upon or against Subtenant's trade fixtures, equipment, furnishings, furniture, inventory, appliances and other personal property installed or located on or within the Premises or Excluded Area, including, without limitation, the Subtenant Improvements (except for the Subtenant Improvements described in subparagraphs (viii), (x) and (xvi) of
Section 2(a) above) to the extent any such improvements are separately assessed (collectively, the "personal property"). Subtenant shall use its commercially reasonable efforts to cause said personal property to be assessed and billed separately from the real property of Sublandlord. If any of Subtenant's said personal property shall be assessed with Sublandlord's real property, Subtenant shall pay Sublandlord, as Additional Rent, the taxes attributable to Subtenant's personal property within thirty (30) days after receipt of a written statement from Sublandlord setting forth the taxes applicable to Subtenant's property. Subtenant shall comply with the provisions of any law, ordinance, rule or regulation of taxing authorities which require Subtenant to file a report of Subtenant's personal property located on or within the Premises or the Excluded Area.

                  (b) Definition of Taxes. The term "Taxes" as used in this Sublease shall collectively mean (to the extent any of the following are not paid by Subtenant pursuant to Paragraphs 8(a) above, all real estate taxes and general and special assessments (including, but not limited to, assessments for public improvements or benefit); taxes based on vehicles utilizing parking areas on the Excluded Area; environmental surcharges; gross rental receipts taxes; water and sewer taxes, levies, assessments and other charges in the nature of real property taxes or assessments (including, but not limited to, assessments for public improvements or benefit); and all other governmental, quasi-governmental or special district impositions of any kind and nature whatsoever; regardless of whether any of the foregoing are now customary or within the contemplation of the parties hereto and regardless of whether resulting from increased rate and/or valuation, or whether extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing and which during the Sublease Term are laid, levied, assessed or imposed upon or which become a lien upon or chargeable against the Premises and/or the Excluded Area under or by virtue of any present or future laws, statutes, ordinances, regulations, or other requirements of any governmental, quasi-governmental or special district authority whatsoever, excluding net income, succession, transfer, gift, franchise, estate or inheritance taxes. The term "environmental surcharges" shall include any and all expenses, taxes, charges or penalties imposed by the Federal Department of Energy, Federal Environmental Protection Agency, the Federal Clean Air Act, or any regulations promulgated thereunder, or imposed by any other local, state or federal governmental agency or entity now or hereafter vested with the power to impose taxes, assessments or other types of surcharges as a means of controlling or abating environmental pollution or the use of energy or any natural resource in regard to the use, operation or occupancy of the Premises and/or the Excluded Area. The term "Taxes" shall include (to the extent the same are not paid by Subtenant pursuant to Paragraph 8(a)), without limitation, all taxes, assessments, levies, fees, impositions or charges levied, imposed, assessed, measured, or based in any manner whatsoever upon or with respect to the use, possession, occupancy, leasing, operation or management of the Premises and/or the Excluded Area or in lieu of or equivalent to any Taxes set forth in this Paragraph 8(b). In the event any such Taxes are payable by Sublandlord as lessee of the Property and it shall not be lawful for Subtenant to reimburse Sublandlord for such Taxes, then the Rentals payable hereunder shall be increased to net Sublandlord the same net Rental after imposition of any such Tax upon Sublandlord as would have been payable to Sublandlord prior to the imposition of any such Tax.

                  (c) Taxes as Operating Expense. All Taxes which are levied or assessed or which become a lien upon the Premises and/or the Excluded Area or which become due or accrue during the Sublease Term shall be an Operating Expense, and Subtenant shall pay as Additional Rent each month during the Sublease Term, commencing on the Commencement Date, 1/12th of such Taxes, based on Sublandlord's estimate thereof, pursuant to Paragraph 11 below. Taxes during any partial tax fiscal year(s) within the Sublease Term shall be prorated according to the ratio which the number of days during the Sublease Term or of actual occupancy of the Premises by Subtenant, whichever is greater, during such year bears to 365. In calculating Subtenant's share of Taxes to be paid under this Sublease, during the period of the Sublease Term that the Excluded Area is not a separate, legal parcel, the Taxes allocable to the Excluded Area shall be based on the ratio that the acreage included within the Excluded Area bears to the total acreage included within that portion of the Land (plus the assessed value of any improvements and building located thereon) that is covered by the tax bill covering the Excluded Area. Notwithstanding the foregoing, in no event shall Subtenant's Share of Taxes include taxes assessed on any new improvements constructed on the Developable Land.

         9.       Indemnity; Insurance.

                  (a) Indemnity. Subtenant agrees to indemnify, protect, defend (with counsel selected by Subtenant and reasonably acceptable to Sublandlord) and hold harmless Sublandlord, each Lender and their respective Agents (except to the extent arising from the active negligence or willful misconduct of, or breach of this Sublease by, Sublandlord, such Lender or their respective Agents) against any and all claims, damages, losses, causes of action, judgments, obligations and liabilities, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys' fees and costs), on account of, or arising out of (i) the operation, use, or occupancy of the Premises and Excluded Area (and any and all of the Subtenant Improvements except for the items set forth in subparagraphs (viii),
(x) and (xvi) of Paragraph 2(a)), or any part thereof, by Subtenant and/or its Agents during the term of this Sublease, (ii) any occurrence in, on or about the Premises and/or the Excluded Area during the term of this Sublease, or (iii) any occurrence in, on or about the Premises or Excluded Area or Land, to the extent caused by or contributed to by Subtenant and/or its Agents during the term of this Sublease. The obligations of Subtenant under this Paragraph 9(a) shall survive the expiration or earlier termination of this Sublease.

                  (b) Insurance by Sublandlord. Sublandlord shall, during the Sublease Term, procure and keep in force the following insurance, the cost of which shall be an Operating Expense, payable by Subtenant pursuant to Paragraph 11 below:

                           (i) Liability Insurance. Commercial general liability
or comprehensive general liability insurance against any and all claims for personal injury, death or property damage occurring in or about the Premises or the Excluded Area in an initial amount of $2,000,000 per occurrence and $2,000,000 in the aggregate with umbrella coverage of at least $5,000,000 per occurrence and in the aggregate. Such insurance shall have such increased limits of coverage as Sublandlord or Lessor may from time to time determine are reasonably necessary for its protection, provided that in no event shall such increased coverage exceed the coverage which is customary for similar buildings in the South Bay area.

                  (c) Insurance by Subtenant. Subtenant shall, during the Sublease Term, at Subtenant's sole cost and expense, procure and keep in force the insurance set forth in Paragraphs 9(c)(i), 9(c)(ii), 9(c)(iii) and 9(c)(iv) below. All insurance that Subtenant is required to procure and maintain shall provide that it may not be cancelled or materially modified without thirty (30) days prior written notice to Sublandlord and Lessor.

                           (i) Liability Insurance. Commercial general liability
or comprehensive general liability insurance and naming Subtenant as insured and Sublandlord and each Lender as additional insured, against any and all claims for personal injury, death or property damage occurring in or about the Premises or the Excluded Area, or arising out of Subtenant's or Subtenant's Agents' use of the Excluded Area, use or occupancy of the Premises or Excluded Area or Subtenant's operations on the Premises and Excluded Area. Such insurance shall have a combined single limit of not less than $2,000,000 per occurrence and $5,000,000 in the aggregate. Such insurance shall contain a cross-liability (severability of interests) clause and an extended ("broad form") liability endorsement, including blanket contractual coverage and motor vehicle liability coverage. Such insurance shall name Lessor and Sublandlord as additional insureds. Such liability insurance shall be primary and not contributing to any insurance available to Lessor, Sublandlord or each Lender, and Lessor's, Sublandlord's and each Lender's insurance (if any) shall be in excess thereto. Such insurance shall specifically insure Subtenant's performance of the indemnity, defense and hold harmless agreements contained in Paragraph 9(a), although Subtenant's obligations pursuant to Paragraph 9(a) shall not be limited to the amount of any insurance required of or carried by Subtenant under this Paragraph 9(c)(i). Subtenant shall be responsible for insuring that the amount of insurance maintained by Subtenant is sufficient for Subtenant's purposes. Such liability insurance shall be primary and non-contributing to any insurance available to Lessor and Sublandlord, but only as respects Subtenant's negligence for bodily injury or property damage arising out of their business operations.

                           (ii) Business Interruption Insurance. Business
interruption insurance naming Sublandlord, Lessor and each Lender as additional insureds in an amount sufficient to cover twelve (12) months of Subtenant's Rent obligation under this Sublease.

                           (iii) Property Insurance. "All risk" property
insurance, providing protection against those perils included within the classification of "all risk" insurance, on the Premises and Excluded Area, including any improvements or fixtures constructed or installed on the Premises and Excluded Area by Sublandlord or Lessor.

                           (iv) Other. Such other insurance as required by law,
including, without limitation, workers' compensation insurance.

                           (v) Optional Insurance. Subtenant may, but shall not
be obligated to, during the Sublease Term, at Subtenant's sole cost and expense, procure and keep in force the following insurance:

                                    (A) Personal Property Insurance. "All risk"
property insurance, providing protection against those perils included within the classification of "all risk" insurance, on all leasehold improvements and Subtenant installed in the Premises or on the Excluded Area by Subtenant at its expense (if any), and on all equipment, trade fixtures, inventory, fixtures and personal property located on or in the Premises or the Excluded Area, including improvements or fixtures hereinafter constructed or installed on the Premises or the Excluded Area. Sublandlord shall have no interest in nor any right to the proceeds of any insurance procured by Subtenant pursuant to this Subparagraph 9(c)(v)(A). Subtenant acknowledges and agrees that Sublandlord shall not be obligated under this Sublease to maintain all risk or property insurance covering the leasehold improvements or any equipment, trade fixtures, inventory, fixtures or personal property referred to in this Subparagraph 9(c)(v)(A). If Sublandlord elects to so obtain insurance covering Subtenant's obligations under this Subparagraph 9(c)(v)(A), the cost of such insurance shall not be an Operating Expense and Subtenant shall be liable for the cost of any deductible amount relating to such insurance.

                  (d) Failure by Subtenant to Obtain Insurance. If Subtenant does not take out the insurance required pursuant to Paragraph 9(c)(i), 9(c)(ii), 9(c)(iii) or 9(c)(iv) or keep the same in full force and effect, without prior notice to Subtenant, Sublandlord may, but shall not be obligated to, take out the necessary insurance and pay the premium therefor, and Subtenant shall repay to Sublandlord, as Additional Rent, the amount so paid promptly upon demand. In addition, Sublandlord may recover from Subtenant and Subtenant agrees to pay, as Additional Rent, any and all reasonable expenses (including reasonable deductibles and attorneys' fees) and damages which Sublandlord may sustain by reason of the failure of Subtenant to obtain and maintain such insurance, it being expressly declared that the expenses and damages of Sublandlord shall not be limited to the amount of the premiums thereon.

                  (e) Claims by Subtenant. Except to the extent arising out of the active negligence or willful misconduct of Lessor, any Lender or Sublandlord or any of their respective Agents, neither Lessor, any Lender nor Sublandlord shall be liable to Subtenant, and Subtenant waives all claims against Lessor, each Lender and Sublandlord, for injury or death to any person, damage to any property, or loss of use of any property in the Premises or the Excluded Area by and from all causes, including without limitation, any defect in the Premises or the Excluded Area and/or any damage or injury resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises or the Excluded Area, or from breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, whether the damage or injury results from conditions arising upon the Premises or the Excluded Area or from other sources. The preceding to the contrary notwithstanding, under no circumstances shall Lessor, any Lender or Sublandlord be liable to Subtenant for any claim by Subtenant of lost profits, loss of income or loss of business.

                  (f) Mutual Waiver of Subrogation. Sublandlord hereby releases Subtenant, and Subtenant hereby releases Sublandlord (and, to the extent Lessor carries any insurance on the Property or any furnishings, fixtures, equipment, inventory or other property in, on or about the Premises, Sublandlord shall use its reasonable best efforts to cause Lessor to release Subtenant), and their respective officers, agents, employees and servants, from any and all claims or demands of damages, loss, expense or injury to the Premises or the Excluded Area (or the Land), or to the furnishings, fixtures, equipment, inventory or other property of either Sublandlord or Subtenant in, about or upon the Premises or the Excluded Area (or the Land) (collectively, a "Claim"), which is caused by or results from perils, events or happenings which are the subject of insurance carried by the respective parties pursuant to this Paragraph 9 or otherwise and in force at the time of any such loss, whether due to the negligence of the other party or its agents and regardless of cause or origin; provided, however, that such waiver shall be effective only to the extent permitted by the insurance covering such loss, to the extent such insurance is not prejudiced thereby, to the extent insured against and to the extent each such Claim is fully satisfied by proceeds from such insurance. In the event of a Claim concerning Subtenant's Use or Release of Hazardous Materials in, on or about the Premises, the Excluded Area or the Land, Subtenant shall use any proceeds from insurance received by Subtenant in connection with such Claim to remove and/or remediate the Hazardous Materials.

         10. Utilities. Subtenant shall pay during the Sublease Term and prior to delinquency all charges for water, gas, light, heat, power, electricity, telephone or other communication service, janitorial service, trash pick-up, sewer and all other services supplied to Subtenant or consumed by Subtenant or any of Subtenant's agents, contractors or invitees on the Premises or the Excluded Area (collectively, the "Services") and all taxes, levies, fees or surcharges therefor. Subtenant shall arrange for Services to be supplied to the Premises and the Excluded Area and shall contract for all of the Services in Subtenant's name prior to the Commencement Date. In the event that any of the Services cannot be separately billed or metered to the Premises or the Excluded Area, or if any of the Services are not separately metered as of the Commencement Date, the cost of such Services shall be an Operating Expense and Subtenant shall pay such cost to Sublandlord, as Additional Rent, as provided in Paragraph 11 below.

         11.      Operating Expenses.

                  (a) Definition. "Operating Expense" or "Operating Expenses," as used in this Sublease, shall mean and include all items identified in other paragraphs of this Sublease as an Operating Expense and the reasonable and necessary cost paid or incurred by Sublandlord for the operation, maintenance, and repair of the Premises and Excluded Area, which costs shall include, without limitation: the cost of any necessary Services and utilities supplied to the Premises and Excluded Area (to the extent the same are not separately incurred by, or charged or metered to, Subtenant). Sublandlord and Subtenant acknowledge that, during the Sublease Term, the Premises and Excluded Area will be managed, maintained and operated by Subtenant, at Subtenant's cost, in a continuation of its present operations. Consequently, other than those costs or expenses that are expressly identified in this Sublease as an Operating Expense, neither Sublandlord nor Subtenant contemplate any other expenses incurred or to be incurred by Sublandlord to be passed through to Subtenant under this Sublease as an Operating Expense or otherwise. Because Subtenant is responsible, pursuant to the terms of Paragraph 12(b) of this Sublease, for repair and maintenance of the Premises (and the interior improvements located therein) and all buildings, structures and improvements located on the Excluded Area, Sublandlord should not be incurring any repair or maintenance expenses with respect to the same (and Sublandlord shall not be incurring any Operating Expenses to be passed through to Subtenant with respect to the same except to the extent that Sublandlord is reasonably likely to be exposed to criminal or civil liability for any failure by Subtenant to perform any maintenance or repairs as determined in Sublandlord's reasonable discretion, in which case Sublandlord may perform such repairs or maintenance following five (5) days advance written notice to Subtenant if such repairs or maintenance have not been performed within such 5-day period). If any Operating Expenses incurred by Sublandlord are incurred with respect to the entire Land (and not just the Excluded Area), then Subtenant's share of such Operating Expenses shall be in the ratio that the acreage included within the Excluded Area bears to the acreage included within the entire Land; provided, however, if the Premises, the Subtenant Improvements and other buildings, structures or improvements located on the Excluded Area are separately assessed from any other buildings, structures or improvements situated on the Land, then Subtenant shall be obligated to pay one hundred percent (100%) of all Taxes levied or assessed with respect to the Premises and other buildings, structures or improvements located on the Excluded Area and which become due or accrue during the term of this Sublease. If Sublandlord subdivides or parcelizes the Land into two or more legal parcels (one of which is the Excluded Area), and the Excluded Area and the buildings, structures and improvements situated thereon are assessed separately from the balance of the Land and the buildings, structures or improvements situated on such balance of the Land, then Subtenant shall pay, as an Operating Expense, one hundred percent (100%) of all necessary Operating Expenses incurred by Sublandlord in connection with the Premises and the buildings, structures and other improvements located on the Excluded Area and the Excluded Area (including, without limitation, Taxes levied or assessed with respect to or against the Excluded Area and Taxes allocable to the Premises, Subtenant Improvements and all leasehold improvements, constructed or installed therein) and the buildings, structures, and other improvements located on the Excluded Area.

                  Notwithstanding anything to the contrary contained in this Sublease, within one hundred eighty (180) days after receipt by Subtenant of Sublandlord's statement of Operating Expenses prepared pursuant to Paragraph 10(a) hereof for any prior annual period during the Sublease Term, Subtenant or its authorized representative shall have the right to inspect the books of Sublandlord during the business hours of Sublandlord at Sublandlord's office or, at Sublandlord's option, such other location as Sublandlord reasonably may specify, for the purpose of verifying the information contained in the statement. Unless Subtenant asserts specific errors within one hundred eighty
(180) days after receipt of the statement, the statement shall be deemed correct as between Sublandlord and Subtenant, except as to individual components subsequently determined within one (1) year to be in error by future audit.

                  (b) Payment of Operating Expenses by Subtenant. Prior to the Commencement Date, and annually thereafter, Sublandlord shall deliver to Subtenant an estimate of necessary Operating Expenses incurred by Sublandlord (and not otherwise incurred by Subtenant) for the succeeding year. Subtenant's payment of Operating Expenses shall be based upon Sublandlord's estimate of Operating Expenses and shall be payable in equal monthly installments in advance on the first day of each calendar month commencing on the Commencement Date and continuing throughout the Sublease Term.

                  (c) Exclusions From Operating Expenses. Notwithstanding anything to the contrary contained in this Sublease, in no event shall Subtenant have any obligation to perform, to pay directly, or to reimburse Sublandlord for, all or any portion of the following costs and expenses (collectively, "Costs"): (i) the cost of any work performed (such as preparing a tenant's space for occupancy, for renovating an existing tenant's premises, including painting and decorating) or services provided (such as separately metered electricity) for any tenant (including Subtenant) at such tenant's cost or provided by Sublandlord without charge; (ii) the expenses and salaries of Sublandlord's officers, partners, agents and employees or any general corporate overhead and administrative expense of Sublandlord; (iii) the cost of any items for which Sublandlord is actually reimbursed by insurance proceeds, condemnation awards, or another tenant or occupant of another building located on the Land; (iv) any advertising or promotional expenses; (v) any costs representing an amount paid to a related or affiliated person of Sublandlord which is in excess of the amount which would have been paid in the absence of such relationship; (vi) any expenses for repairs or maintenance unless permitted under Paragraph 11(a) hereof or unless otherwise agreed to in writing by Subtenant or which are actually reimbursed through warranties or guaranties (excluding any mandatory deductibles); (vii) any electric power or other utility costs or expenses for which Subtenant directly contracts with the local public service company; (viii) any costs, including without limitation, attorneys' fees associated with the operation of the business of the entity which constitutes Sublandlord, including accounting and legal matters, costs of selling, syndicating, financing, mortgaging or hypothecating any of Sublandlord's interest in the Premises or the Land or any part thereof, costs of any dispute between Sublandlord and its employees, disputes of Sublandlord with project management or personnel or outside fees paid in connection with disputes with other tenants; (ix) the cost of any work or services performed for any tenant (including Subtenant) at such tenant's cost; (x) any reserves of any kind, including without limitation, replacement reserves or reserves for bad debts or lost rent; (xi) depreciation of the Premises or any improvements, buildings or structures on the

Land; (xii) cost of repairs, replacements or other work occasioned by the exercise by governmental authorities of the right of eminent domain; (xiii) the cost of repairs arising out of the gross negligence or willful misconduct of Sublandlord or any of its agents, employees or contractors; (xiv) any management fees, costs, or expenses incurred by Sublandlord; (xv) costs of selling, syndicating, financing, mortgaging or hypothecating any of Lessor's interest in the Premises or any other buildings, structures or improvements on the Land; and
(xvi) costs incurred for the investigation and remediation of a Release of Hazardous Materials occurring prior to the Commencement Date.

                  (d) Inspection of Records. Sublandlord agrees that any Operating Expense statements submitted by Sublandlord shall be reasonably detailed and certified as true and correct by Sublandlord. Sublandlord further agrees to make available its books and records relating to Operating Expenses for Subtenant's audit, upon reasonable notice, at Sublandlord's office. If such audit discloses any errors, appropriate adjustments shall be made, and if such errors are in excess of five percent (5%) of the amount charged to Subtenant, Sublandlord shall pay for the reasonable costs of such audit within thirty (30) days of demand.

                  (e) Betterments. With respect to betterments or other extraordinary or special assessments that may be included in the definition of Taxes, Subtenant's obligations shall apply only to the extent such assessments are payable during and in respect of the Sublease Term if paid over the longest period permitted by law.

                  (f) Right to Contest. Subtenant at its cost shall have the right, at any time, to seek a reduction in the assessed valuation of the Premises, or other improvements located on the Excluded Area, and/or the Excluded Area, or to contest any Taxes that are to be paid by Subtenant. If Subtenant seeks a reduction or contests the Taxes, Subtenant shall continue to pay its share of any such Taxes during such proceedings.

                  Sublandlord shall not be required to join in any proceedings or contest brought by the Subtenant unless the provisions of any law require that the proceeding or contest be brought by or in the name of Sublandlord or any owner of the premises. In that case Sublandlord shall join in the proceeding or contest or permit it to be brought in Sublandlord's name as long as Sublandlord is not required to bear any cost. Subtenant, on final determination of the proceeding or contest, shall immediately pay or discharge all costs, charges, interest, and penalties incidental to the decision or judgment.

         12.      Repairs and Maintenance.

                  (a) [Intentionally Omitted]

                  (b) Subtenant's Repairs. Subtenant shall, at its sole cost, be responsible for the repair and maintenance of the Premises (and the interior improvements located therein) and all buildings, structures and improvements located on the Excluded Area. Subtenant shall not allow the Premises or the other buildings, structures or improvements located on the Excluded Area to fall into such disrepair as to constitute a health or safety risk. Subtenant's obligation shall extend to all alterations, additions and improvements to the Premises, and all fixtures and appurtenances therein and thereto. Sublandlord acknowledges that it is the responsibility of Subtenant (subject to the provisions of Paragraph 32 below) to demolish the Premises and the other buildings, structures and improvements located on the Excluded Area at or following the expiration of the Sublease Term and, therefore, Sublandlord shall not require Subtenant to maintain the Premises or other buildings, structures or improvements located on the Excluded Area in good condition or repair during the Sublease Term, except to the extent (1) Sublandlord reasonably determines any maintenance to be necessary to avoid criminal or civil liability for any failure by Subtenant to maintain or repair the Premises or any improvements thereto, in which case Subtenant shall be obligated to take all actions reasonably required by Landlord to address such potential liability arising therefrom or (2) Subtenant's failure to maintain or repair the Premises exacerbates any environmental condition or contamination in, on or about the Premises or the Excluded Property.

                  Should Subtenant fail to keep the Premises or any other buildings, structures or improvements located on the Excluded Area in safe condition within fifteen (15) days after notice from Sublandlord or should Subtenant fail thereafter to diligently perform its obligations under this Paragraph 12(b), Sublandlord, in addition to all other remedies available hereunder or by law and without waiving any alternative remedies, may take such reasonable steps as to make the Premises or other buildings, structures or improvements on the Excluded Area safe, and in that event, Subtenant shall reimburse Sublandlord as Additional Rent for the reasonable costs so incurred by Sublandlord within fifteen (15) days of written demand by Sublandlord.

                  Sublandlord shall have no maintenance or repair obligations whatsoever with respect to the Premises or any buildings, structures or improvements located thereon. Subtenant hereby expressly waives the provisions of Subsection 1 of Section 1932 and Sections 1941 and 1942 of the Civil Code of California and all rights to make repairs at the expense of Sublandlord as provided in Section 1942 of said Civil Code.

         13.      Alterations.

                  (a) Limitations. Subtenant shall not make, or suffer to be made, any structural alterations, improvements or additions in, on, about or to the Premises or any other buildings, structure or improvements located on the Excluded Area, or any part thereof, without the prior consent of Sublandlord (which consent shall not be unreasonably withheld, conditioned or delayed as long as Subtenant provides Sublandlord with additional rent in an amount equal to the additional costs of demolition and removal associated with such improvements valued in excess of Ten Thousand Dollars ($10,000)) and without a valid building permit issued by the appropriate governmental authority. Sublandlord's consent shall not be required for interior non-structural alterations within the Premises or any other buildings, structures or improvements located on the Excluded Area as long as subtenant provides Sublandlord with additional rent in an amount equal to the additional cost of demolition and removal associated with such improvements valued in excess of Ten Thousand Dollars ($10,000). Subtenant shall give written notice to Sublandlord five (5) business days prior to employing any laborer or contractor to perform services related to, or receiving materials for use upon the Premises or any other buildings, structures or improvements located on the Excluded Area, and prior to the commencement of any work of improvement on the Premises or any other buildings, structures or improvements located on the

Excluded Area. All alterations or improvements made to the Premises by Subtenant shall be made in accordance with applicable Laws and in a workmanlike manner.

                  At the time Subtenant requests Sublandlord's consent to any structural alterations or improvements, Sublandlord shall notify Subtenant in writing whether Sublandlord will require Subtenant, at Subtenant's expense, to remove any such structural alterations or improvements and restore the Premises or other improvements located on the Excluded Area to their prior condition at the expiration or earlier termination of this Sublease. All non-structural alteration or improvements made by Subtenant to the Premises or other improvements located on the Excluded Area during the Sublease Term, including, without limitation, movable furniture and trade fixtures not affixed to the Premises or other improvements located on the Excluded Area, shall be removed from the Excluded Area by Subtenant, at Subtenant's sole cost and expense, upon the expiration or earlier termination of the Sublease.

         14.      Default.

                  (a) Events of Default. A breach of this Sublease by Subtenant shall exist if any of the following events (hereinafter referred to as "Event of Default") shall occur:

                           (i) Default in the payment when due of any Monthly
Installment of rent, Additional Rent or other payment required to be made by Subtenant hereunder, where such default shall not have been cured within ten
(10) days after written notice of its default is given to Subtenant;

                           (ii) Subtenant's failure to perform any other term,
covenant or condition contained in this Sublease where such failure shall have continued for thirty (30) days after written notice of such failure is given to Subtenant; provided, however, Subtenant shall not be deemed in default if Subtenant commences to cure such failure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion within a period not to exceed six (6) months thereafter;

                           (iii) Subtenant's assignment of its assets for the
benefit of its creditors;

                           (iv) The sequestration of, attachment of, or
execution on, any substantial part of the property of Subtenant or on any property essential to the conduct of Subtenant's business, shall have occurred and Subtenant shall have failed to obtain a return or release of such property within sixty (60) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier;

                           (v) Subtenant hereunder shall commence any case,
proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seek appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its property;

                           (vi) Subtenant shall take any corporate action to
authorize any of the actions set forth in clause (v) above;

                           (vii) Any case, proceeding or other action against
Subtenant shall be commenced seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (a) results in the entry of an order for relief against it which is not fully stayed within ten (10) business days after the entry thereof or (b) remains undismissed for a period of sixty (60) days; or

                           (viii) Subtenant's failure to maintain any of the
insurance it is required to maintain pursuant to Section 9(c) above where such failure has not been cured within three (3) business days after written notice is given to Subtenant.

                  (b) Remedies. Upon any Event of Default, Sublandlord shall have the following remedies, in addition to all other rights and remedies provided by law, to which Sublandlord may resort cumulatively, or in the alternative:

                           (i) Recovery of Rent. Sublandlord shall be entitled
to keep this Sublease in full force and effect (whether or not Subtenant shall have abandoned the Premises) and to enforce all of its rights and remedies under this Sublease, including the right to recover rent and other sums as they become due, plus interest at the Permitted Rate (as defined in Paragraph 31 below) from the due date of each installment of rent or other sum until paid.

                           (ii) Termination. Sublandlord may terminate this
Sublease by giving Subtenant written notice of termination. On the giving of the notice all of Subtenant's rights in the Premises and the Excluded Area shall terminate. Upon the giving of the notice of termination, Subtenant shall surrender and vacate the Premises and the Excluded Area in the condition required by Paragraph 32, and Sublandlord may reenter and take possession of the Premises and all the remaining improvements or property and eject Subtenant or any of Subtenant's subtenants, assignees or other person or persons claiming any right under or through Subtenant or eject some and not others or eject none. This Sublease may also be terminated by a judgment specifically providing for termination. Any termination under this Paragraph shall not release Subtenant from the payment of any sum then due Sublandlord or from any claim for damages or rent previously accrued or then accruing against Subtenant. In no event shall any one or more of the following actions by Sublandlord constitute a termination of this Sublease:

                                    (A) Maintenance and preservation of the
Premises (or any other improvements, buildings, or structures located on the Excluded Area) or the Excluded Area;

                                    (B) Efforts to relet the Premises;

                                    (C) Appointment of a receiver in order to
protect Sublandlord's interest hereunder;

                                    (D) Consent to any subletting of the
Premises or any other buildings, structures or improvements located thereon or assignment of this Sublease by Subtenant, whether pursuant to provisions hereof concerning subletting and assignment or otherwise; or

                                    (E) Any other action by Sublandlord or
Sublandlord's agents intended to mitigate the adverse effects from any breach of this Sublease by Subtenant.

                           (iii) Damages. In the event this Sublease is
terminated pursuant to Subparagraph 14(b)(ii) above, or otherwise, Sublandlord shall be entitled to damages in the following sums:

                                    (A) The worth at the time of award of the
unpaid rent which has been earned at the time of termination; plus

                                    (B) The worth at the time of award of the
amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Subtenant proves could have been reasonably avoided; plus

                                    (C) The worth at the time of award of the
amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Subtenant proves could be reasonably avoided; and

                                    (D) Any other amount necessary to compensate
Sublandlord for all detriment proximately caused by Subtenant's failure to perform Subtenant's obligations under this Sublease, or which in the ordinary course of things would be likely to result therefrom.

                                    (E) The "worth at the time of award" of the
amounts referred to in Subparagraphs (A) and (B) of this Subparagraph 14(b)(iii), is computed by allowing interest at the Permitted Rate. The "worth at the time of award" of the amounts referred to in Subparagraph (C) of this Subparagraph 14(b)(iii) is computed by discounting such amount at the discount rate of the Federal Reserve Board of San Francisco at the time of award plus one percent (1%). The term "rent," as used in this Paragraph 14, shall include all sums required to be paid by Subtenant to Sublandlord pursuant to the terms of this Sublease.

                  (c) Sublandlord shall be in default under this Sublease hereunder if Sublandlord breaches an agreement, or fails to perform an obligation required of Sublandlord within ten (10) days after notice in the case of a monetary obligation, or thirty (30) days after notice in the case of a nonmonetary obligation; provided, however, that if the nature of a nonmonetary obligation of Sublandlord is such that more than thirty (30) days are reasonably required for performance, then Sublandlord shall not be in default if Sublandlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

                  If Sublandlord breaches any agreement in this Sublease or fails to make any payment or perform any other act on its part to be performed under this Sublease, provided that Subtenant has delivered to Sublandlord (and Sublandlord's Lender, if required) written notice of such default and Sublandlord (or Sublandlord's Lender, if required) has failed to cure such default within the time period required under this Section 14(c), Subtenant may make such payment or cure such performance or breach to the extent Subtenant deems desirable and, in connection therewith, pay reasonable expenses and employ counsel. All sums reasonably advanced by Subtenant on Sublandlord's behalf, any delinquent sums owed by Sublandlord to Subtenant under any provision of this Sublease, and all penalties, interest and other costs in connection therewith, including reasonable attorneys' fees and collection costs, shall be due and payable by Sublandlord on written demand, together with interest thereon from the date of delinquency at the Permitted Rate.

         15.      Destruction.

                  (a) Restoration or Maintain in Safe Condition. If the Premises or Subtenant Improvements is damaged by any peril after the Commencement Date of this Sublease such that Subtenant cannot reasonably run its normal business operations in the Premises, Subtenant shall either (i) restore the same, or,
(ii) as reasonably agreed upon by Sublandlord and Subtenant, either (A) remove the Main Building and related leasehold improvements in accordance with the terms and conditions of Paragraph 32 hereof, and all Subtenant Improvements (except for those Subtenant Improvements described in subparagraphs (viii), (x) and (xvi) of Section 2(a)), or (B) place the damaged improvements or Excluded Area, as the case may be, in safe condition; provided, however, that Sublandlord's and Subtenant's election under clause (B) of the preceding sentence shall not be permitted unless the Sublease is terminated by Tenant pursuant to Subparagraph 15(b). If a Release of Hazardous Materials placed, stored, transported or used by Subtenant and/or Subtenant's Agents in, on or about the Property occurs as a result of such peril, Subtenant shall investigate and clean up any contaminated soil and/or groundwater contaminated by such Release to levels established by all appropriate governmental agencies. All insurance proceeds available from the property damage insurance carried by Subtenant pursuant to Paragraph 9(c)(v) of this Sublease shall be paid to and become the property of Subtenant. If this Sublease is not terminated by Subtenant as provided in Subparagraph 15(b), then upon the issuance of all necessary governmental permits, Subtenant shall either commence and diligently prosecute to completion the restoration of the damaged Premises or Subtenant Improvements, to the extent then allowed by Law, to substantially the same condition in which the damaged Premises or Subtenant Improvements was immediately prior to such damage, or remove the rubble generated from such damage, if any, from the Excluded Area and cause such Excluded Area to be placed in a safe condition. In the event of such damage to the Premises or the Subtenant Improvements, Sublandlord shall have no obligation to rebuild or restore the same (unless such damage was caused by the acts, negligence or willful misconduct of Sublandlord) and Sublandlord shall have no obligation to rebuild or restore any trade fixtures and/or personal property and/or alterations, additions or other improvements constructed or installed by Subtenant in the Premises.

                  (b) Subtenant's Right to Terminate. If the Premises or Subtenant Improvements, or any portion thereof, is damaged by any peril, then as soon as reasonably practicable, Subtenant shall obtain and deliver to Sublandlord an opinion of Subtenant's architect or construction consultant as to when the restoration work may be completed. Subtenant shall have the option to terminate this Sublease in the event any of the following occurs, which option may be exercised only by delivery to Sublandlord of a written notice of election to terminate within sixty (60) days after Subtenant receives from Sublandlord the estimate of the time needed to complete such restoration:

                           (i) The Premises or Subtenant Improvements, or any
portion thereof, is damaged by any peril and, in the reasonable opinion of Subtenant's architect or construction consultant, the restoration of the damaged improvements cannot be substantially completed within one hundred twenty (120) days of the peril causing such damage.

                           (ii) The Premises or Subtenant Improvements is
damaged by any peril within twelve (12) months of the last day of the Sublease Term, and, in the reasonable opinion of Subtenant's architect or construction consultant, the restoration work cannot be substantially completed within the earlier of (1) ninety (90) days after the date of such damage, or (2) sixty (60) days prior to the expiration of the Sublease Term.

                  (c) Abatement of Rent. In the event of damage to the Premises or Subtenant Improvements which does not result in the termination of this Sublease, all Rentals shall be temporarily abated, but only to the extent such amount is covered and paid for from the proceeds of business interruption insurance carried by Subtenant, during the period of restoration, in proportion to the degree to which Subtenant's use of the Premises and Subtenant Improvements is impaired by such damage. All other Rentals due hereunder shall continue unaffected during such period. Subtenant shall not be entitled to any compensation from Sublandlord for loss of Subtenant's property or leasehold improvements or loss to Subtenant's business or income caused by such damage or restoration. Subtenant hereby waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code, and the provisions of any similar law, hereinafter enacted.

         16.      Condemnation.

                  (a) Definition of Terms. For the purposes of this Sublease, the term (1) "Taking" means a taking of the Premises or Excluded Area or damage to the Premises related to the exercise of the power of eminent domain and includes a voluntary conveyance, in lieu of court proceedings, to any agency, authority, public utility, person or corporate entity empowered to condemn property; (2) "Total Taking" means the taking of the entire Premises or entire Excluded Area or so much of the Premises or Excluded Area as to prevent or substantially impair the use thereof by Subtenant for the uses herein specified;
(3) "Partial Taking" means a Taking which does not constitute a Total Taking;
(4) "Date of Taking" means the date upon which the title to the Premises or Excluded Area, or a portion thereof, passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor; and (5) "Award" means the amount of any award made, consideration paid, or damages ordered as a result of a Taking.

                  (b) Rights. The parties agree that in the event of a Taking all rights between them or in and to an Award shall be as set forth herein and Subtenant shall have no right to any Award except as set forth herein.

                  (c) Total Taking. In the event of a Total Taking during the term hereof, (1) the rights of Subtenant under the Sublease and the leasehold estate of Subtenant in and to the Premises and the Excluded Area (and the Subtenant Improvements) shall cease and terminate as of the Date of Taking; (2) Sublandlord shall refund to Subtenant any prepaid rent; (3) Subtenant shall pay Sublandlord any rent or charges due Sublandlord under the Sublease, each prorated as of the Date of Taking; (4) Subtenant shall satisfy all obligations of Sublandlord with respect to Subtenant's Use of Hazardous Materials, as may be imposed by the condemning authority pursuant to such taking (provided that Lessor or Sublandlord, as Lessor's agent, uses its good faith efforts to include Subtenant in any negotiations or discussions about the Total Taking with the applicable authority); (5) Subtenant shall receive from the Award those portions of the Award attributable to trade fixtures of Subtenant and for moving expenses of Subtenant; and (6) the remainder of the Award shall be paid to and be the property of Sublandlord.

                  (d) Partial Taking. In the event of a Partial Taking during the term hereof, (1) at Subtenant's election, either (A) the rights of Subtenant under this Sublease and the leasehold estate of Subtenant in and to the portion of the Premises or Excluded Area taken shall cease and terminate as of the Date of Taking or (B) Subtenant may terminate this Sublease in accordance with
Section 32; (2) from and after the Date of Taking the Monthly Installment of Basic Rent shall be an amount equal to the product obtained by multiplying the Monthly Installment of rent immediately prior to the Taking by a fraction, the numerator of which is the number of square feet contained in the Premises after the Taking and the denominator of which is the number of square feet contained in the Premises prior to the Taking; (3) Subtenant shall receive from the Award the portions of the Award attributable to the Subtenant Improvements and other Subtenant trade fixtures of Subtenant; and (4) the remainder of the Award shall be paid to and be the property of Landlord and Sublandlord. In the event of a Partial Taking, Subtenant shall, unless Subtenant elects to terminate this Sublease in accordance with Section 32 hereof and to the extent solely from any severance award received by Sublandlord, promptly commence repairing or restoring the Premises to an architecturally completed unit and diligently prosecute such repair or restoration to completion.

         17. Mechanics' Liens. Subtenant shall (A) pay for all labor and services performed for, materials used by or furnished to, Subtenant or any contractor employed by Subtenant with respect to the Premises or the Subtenant Improvements (or any leasehold improvements constructed or installed by or for Subtenant); (B) indemnify, defend, protect and hold Lessor and Sublandlord, the Premises and the Excluded Area harmless and free from any liens, claims, liabilities, demands, encumbrances, or judgments created or suffered by reason of any labor or services performed for, materials used by or furnished to, Subtenant or any contractor employed by Subtenant with respect to the Premises (and/or any leasehold improvements constructed or installed by or for Subtenant); and (C) permit Sublandlord to post a notice of nonresponsibility in accordance with the statutory requirements of California Civil Code Section 3094 or any amendment thereof. In the event Subtenant is required to post an improvement bond with a public agency in connection with the above, Subtenant agrees to include Lessor and Sublandlord as an additional obligee.

         18. Inspection of the Premises. Subtenant shall permit Lessor, Sublandlord and their respective agents to enter the Premises or Excluded Area at any reasonable time for the purpose of inspecting the same, protecting the interests of Sublandlord in the Premises, performing Sublandlord's maintenance and repair responsibilities, if any (upon one (1) business day's prior notice except in an emergency), posting a notice of non-responsibility for alterations, additions or repairs, posting a "For Sale" sign or signs, and at any time within nine (9) months prior to expiration of this Sublease, to place upon the Premises or Excluded Area, ordinary "For Sublease" signs. Sublandlord shall have the right to use any and all reasonable means under the circumstance to open the doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Sublandlord in an emergency shall not under any circumstances be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or any eviction of Subtenant from the Premises.

         19. Compliance With Laws. Subtenant covenants and agrees to conform and comply with all Laws and with all requirements of any public body or officers having jurisdiction over the Premises and with the requirements or regulations of any Board of Fire Underwriters or insurance company insuring the Premises, all at Subtenant's own expense without reimbursement from Sublandlord. Subtenant need not, however, comply with any such Law or requirement of public authority so long as Subtenant shall be contesting the validity thereof, or the applicability thereof to the Premises.

         20. Subordination. This Sublease is subject and subordinate to any and all underlying leases, deeds of trust, assignments of leases and rents or other security instruments existing as of the date of execution of this Sublease and disclosed to Subtenant or which hereafter may be made and/or to any renewal, modification, replacement, extension or expansion hereafter or any consolidation or spreader thereof theretofore or hereinafter made (collectively, a "Security Instrument"); provided, however, that notwithstanding any provisions with respect to the subordination of this Sublease to any Security Instrument which now exists or may hereafter be made or to any renewal, modification, replacement or extension hereafter of any Security Instrument, or to any consolidation or spreader of any Security Instrument, heretofore or hereafter made, any such subordination is subject to the express conditions that so long as this Sublease is in full force and effect and no Event of Default by Subtenant exists under this Sublease, (a) Subtenant shall not be evicted from the Premises or the Excluded Area, nor shall Subtenant's continuing use and occupancy of the Premises or the Excluded Area be interrupted, restricted or impaired, nor shall any of Subtenant's rights under this Sublease be affected in any way by reason of any default under such Security Instrument; and (b) Subtenant's leasehold estate under the Sublease shall not be terminated or disturbed by reason of any default under such Security Instrument which does not arise from a default by Subtenant hereunder, and this Sublease and Subtenant's rights hereunder, including any rights of offset, shall be recognized by the lender or Lessor.


                  Sublandlord agrees to procure, execute and deliver to Subtenant and Subtenant agrees to execute the same, all concurrently with the execution of this Sublease, the written agreement of Lessor and Agent, on behalf of each Lender, substantially in the form of Exhibit "C" attached hereto (the "SNDA"). In the event of a default under any Security Instrument,

Subtenant shall become a subtenant of and attorn to the successor-in-interest to Sublandlord upon the same terms and conditions contained in this Sublease and shall execute any instrument reasonably required by Sublandlord's successor for that purpose provided such successor in interest assumes the Sublandlord's obligations under this Sublease accruing from and after the date such party becomes the successor in interest. Subtenant shall also, upon written request of Sublandlord, execute and deliver all instruments as may be reasonably required from time to time to subordinate the rights of Subtenant under this Sublease to any underlying lease or any deed of trust (provided that such instruments include the nondisturbance and attornment provisions set forth above).

                  If the SNDA is not tendered to Subtenant, in addition to any other rights and remedies available to Subtenant, Subtenant may, at its option, cancel this Sublease on the date ten (10) days following such notice, and the Sublease and the term and estate hereby granted shall then terminate at noon of such cancellation date as if such cancellation date were the expiration date, unless all of such agreements shall have been tendered meanwhile. Upon any such cancellation, Sublandlord shall have no further obligation to Subtenant hereunder except to return any moneys theretofore paid by Subtenant to Sublandlord as Rent under this Sublease.

         21. Notices. Any notice required or desired to be given under this Sublease shall be in writing with copies directed as indicated below and shall be personally served or given by mail. Any notice given by mail shall be deemed to have been given when seventy-two (72) hours have elapsed from the time such notice was deposited in the United States mails, certified and postage prepaid, return receipt requested, addressed to the party to be served with a copy as indicated herein at the last address given by that party to the other party under the provisions of this paragraph. At the date of execution of this Sublease, the address of Sublandlord is:

                           Veritas Software Corporation
                           1600 Plymouth Street
                           Mountain View, California  94043
                           Attn:  Jay Jones

                  with a copy to:

                           Brobeck, Phleger & Harrison LLP
                           550 West "C" Street, Suite 1300
                           San Diego, California  92101
                           Attn:  Todd Anson, Esq.

and the address of Subtenant is:

                           Fairchild Semiconductor Corporation of California 333 Western Avenue
                           South Portland, ME  04106
                           Attn:  Dan Boxer, Esq.

                  with copy to:

                           Berliner Cohen
                           10 Almaden Blvd., Suite 1100
                           San Jose, CA.  95113
                           Attn:  Sam Farb

         22. Attorneys' Fees. In the event either party shall bring any action or legal proceeding for damages for any alleged breach of any provision of this Sublease, to recover rent or possession of the Premises or the Excluded Area, to terminate this Sublease, or to enforce, interpret, protect or establish any term or covenant of this Sublease or right or remedy of either party, the prevailing party shall be entitled to recover as a part of such action or proceeding, reasonable attorneys' fees and court costs, including reasonable attorneys' fees and costs for appeal, as may be fixed by the court or jury. The term "prevailing party" shall mean the party who received substantially the relief requested, whether by settlement, dismissal, summary judgment, judgment, or otherwise.

         23.      Subleasing and Assignment.

                  (a) Sublandlord's Consent Required. Subtenant's interest in this Sublease is not assignable, by operation of law or otherwise (except as may be required for security purposes), nor shall Subtenant have the right to sublet the Premises or the Excluded Area, transfer any interest of Subtenant therein or permit any use of the Premises by another party, without the prior written consent of Lessor and Sublandlord to each such assignment, subletting, transfer or use, which consent Sublandlord may withhold in its sole discretion. A consent to one assignment, subletting, occupancy or use by another party shall not be deemed to be a consent to any subsequent assignment, subletting, occupancy or use by another party. Any assignment or subletting without such consent shall be void and shall, at the option of Sublandlord, terminate this Sublease.

                  Lessor's or Sublandlord's waiver or consent to any assignment or subletting hereunder shall not relieve Subtenant from any obligation under this Sublease unless the consent shall so expressly provide in writing.

                  (b) Transfers to an Affiliate. Notwithstanding the foregoing, Subtenant may, without Lessor's or Sublandlord's prior written consent, assign its interest in the Sublease or sublet the Premises or Excluded Area, or a portion thereof to (i) a subsidiary, affiliate, division or corporation controlled by or under common control with Subtenant; provided that (a) Sublandlord receives written notice of the name and address of the proposed transferee, (b) the transferee assumes the obligations of the Subtenant under this Sublease in a written instrument, in form and substance reasonably satisfactory to Sublandlord, which shall be delivered to Sublandlord as a condition precedent to the effectiveness of such assignment; and (c) the transferor tenant remains liable as a primary obligor for the obligations of Subtenant under this Sublease.

         24. Successors. The covenants and agreements contained in this Sublease shall be binding on the parties hereto and on their respective heirs, successors and assigns (to the extent the Sublease is assignable).

         25. Mortgagee Protection. In the event of any default on the part of Sublandlord, Subtenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage encumbering the Premises, whose address shall have been previously furnished to Subtenant. So long as such beneficiary or mortgagee is making reasonable efforts to cure the default, including, but not limited to, obtaining possession of the Premises by power of sale or judicial foreclosure, if such should prove necessary to effect a cure, Subtenant shall not have the right to terminate this Sublease.

         26. Estoppel Certificate. Subtenant agrees within fifteen (15) business days following reasonable request by Sublandlord to execute and deliver to Sublandlord any documents, including estoppel certificates presented to Subtenant by Sublandlord, (1) certifying that this Sublease is unmodified and in full force and effect and the date to which the rent and other charges are paid in advance, if any, and (2) acknowledging that there are not, to Subtenant's knowledge, any uncured defaults on the part of Sublandlord hereunder, or specifying the defaults, if any, and (3) evidencing the status of the Sublease as may be required either by a Lender making a loan or any other advance to Sublandlord to be secured by a deed of trust or mortgage covering the Premises or a purchaser of the Premises from Sublandlord.

         27. Surrender of Sublease Not Merger. The voluntary or other surrender of this Sublease by Subtenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Sublandlord, terminate all or any existing subleases or subtenants, or operate as an assignment to Sublandlord of any or all such subleases or subtenants.

         28. Waiver. The waiver by Sublandlord or Subtenant of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. Any waiver shall be in writing and signed by both Sublandlord and Subtenant.

         29.      General.

                  (a) Captions. The captions and Paragraph headings used in this Sublease are for the purposes of convenience only. They shall not be construed to limit or extend the meaning of any part of this Sublease, or be used to interpret specific sections. The word(s) enclosed in quotation marks shall be construed as defined terms for purposes of this Sublease. As used in this Sublease, the masculine, feminine and neuter and the singular or plural number shall each be deemed to include the other whenever the context so requires.

                  (b) Time of Essence. Time is of the essence for the performance of each term, covenant and condition of this Sublease.

                  (c) Severability. In case any one or more of the provisions contained herein, except for the payment of rent, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Sublease, but this Sublease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein. This Sublease shall be construed and enforced in accordance with the laws of the State of California.

                  (d) Quiet Enjoyment. Upon Subtenant paying the rent for the Premises (and the use of the Excluded Area) observing and performing all of the covenants, conditions and provisions on Subtenant's part to be observed and performed hereunder, Subtenant shall have quiet possession of the Premises (and the use of the Excluded Area) for the entire term hereof subject to all of the provisions of this Sublease.

                  (e) Law. As used in this Sublease, the term "Law" or "Laws" shall mean any judicial decision, statute, constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any government agency or authority having jurisdiction over the parties to this Sublease or the Premises or both, in effect at the Commencement Date of this Sublease or any time during the Sublease Term, including, without limitation, any regulation, order, or policy of any quasi-official entity or body (e.g., board of fire examiners, public utility or special district).

                  (f) Agent. As used in this Sublease, the term "Agent" shall mean, with respect to either Sublandlord, Subtenant or any Lender, its respective agents, employees, contractors (and their subcontractors), and invitees (and in the case of Subtenant, its subtenants).

                  (g) Lender. As used in this Sublease, the term "Lender" shall mean any beneficiary, mortgagee, secured party or other holder of any Security Instrument.

         30. Sign. Subtenant shall have the right at its cost to maintain its name on signage within or on the Premises or on the Excluded Area, provided any such signage placed by Subtenant on the Main Building or on the Excluded Area shall be in compliance with all applicable laws, ordinances, rules and regulations.

         31. Interest on Past Due Obligations. Any Monthly Installment of Rent due from Subtenant, or any other sum due under this Sublease from Subtenant, which is received by Sublandlord after the date ten (10) days following the date written notice is given by Sublandlord to Subtenant that such sum has not been paid when due, shall bear interest from said due date until paid, at an annual rate equal to the greater of (the "Permitted Rate"): (1) ten percent (10%); or (2) five percent (5%) plus the rate established by the Federal Reserve Bank of San Francisco, as of the twenty-fifth (25th) day of the month immediately preceding the due date, on advances to member banks under Sections 13 and 13(a) of the Federal Reserve Act, as now in effect or hereafter from time to time amended. Payment of such interest shall not excuse or cure any default by Subtenant. In addition, Subtenant shall pay all costs and attorneys' fees incurred by Sublandlord in collection of such amounts.

         32.      Surrender of the Premises.

                  (a) Removal of Property. On the last day of the Sublease Term, or on the sooner termination of this Sublease, Subtenant shall surrender the Premises and the Excluded Area to

Sublandlord in their then existing condition existing except as otherwise provided in this Paragraph 32. Not later than the expiration or earlier termination of the Sublease Term, Subtenant shall remove all of Subtenant's personal property and trade fixtures (including, without limitation, all machinery and equipment) from the Main Building, and all property not so removed shall be deemed abandoned by Subtenant and may be removed by Sublandlord at Subtenant's sole cost and expense. Anything herein to the contrary notwithstanding, at the expiration or earlier termination of the Sublease Term, Subtenant shall not be obligated to remove from the Excluded Area any "Remediation Equipment" as such term is defined in that certain Grant of Easements, Restriction and Indemnity Agreement dated December 24, 1997, executed by Raytheon Semiconductor, Inc., a Delaware corporation, as grantor, and Raytheon Company, as grantee, and recorded in the Official Records of Santa Clara County on December 30, 1997, as Document No.: 13994862 (the "Easements Agreement").

                  (b) Demolition of Main Building and Related Improvements.

                           (i) The parties hereto agree that Subtenant shall (A)
complete the demolition of the Main Building and related structures and improvements including, without limitation, the Subtenant Improvements (except for those items set forth in subparagraphs (viii), (x) and (xvi) of Paragraph 2(a) of this Sublease) on the Excluded Area and the Main Building foundation,
(B) complete, at Subtenant's cost, the remediation of any contaminated soil underlying the Main Building or related improvements (as further discussed in Paragraph 32(d) below) either (i) to levels at or below the cleanup level or standards established by the United States Environmental Protection Agency Record of Decision for the Raytheon facility, or (ii) to levels acceptable to the environmental agency or agencies having jurisdiction over such cleanup or remediation (such levels described in clauses (i) or (ii) above being referred to hereinafter as the "Soil Remediation Standard") and (C) obtain, at Subtenant's cost, an "environmental closure" pertaining to the operations of Subtenant within the Main Building and related facilities, as required by all applicable governmental agencies having jurisdiction over such closure (the items set forth in subparagraphs (A), (B) and (C) of this subparagraph are collectively referred to as the "Demolition") on or before January 1, 2001 (such date is referred to herein as the "Departure Deadline"), without any liability of Sublandlord or Lessor, as the case may be, for overtime or additional labor resulting from Subtenant's failure, if applicable, to correctly estimate the time necessary for completion of the Demolition. For purposes of this Paragraph 32(b), Subtenant shall be deemed to have completed the soil contamination remediation referred to above, if applicable, at such time as (Y) Subtenant's environmental consultant overseeing such remediation confirms or states in writing that soil contamination under the Main Building, if any, has been remediated to levels that meet the Soil Remediation Standard, or (Z) Subtenant causes, at Subtenant's cost, an environmental assessment of the soil under the demolished Main Building to be performed by an environmental consultant and such assessment indicates that the soil under the demolished Main Building and related improvements does not contain Hazardous Materials in violation of the Soil Remediation Standard. The environmental consultant referred to in the preceding sentence shall be selected by Subtenant and approved by Sublandlord and Lessor, which approval shall not be unreasonably withheld. Sublandlord and Lessor shall approve or disapprove of the environmental consultant selected by Subtenant within five (5) days of receipt of such contractor's identity as well as written information about the contractor's experience and credentials. If Sublandlord or Lessor fail to disapprove such contractor within such five(5) day period, Sublandlord and Lessor shall be deemed to have approved such contractor. Any report prepared by such contractor shall be addressed to the Financing Parties. Alternatively, such contractor shall provide the Financing Parties with a signed statement that they may rely on such report.

                           (ii) Subtenant shall use commercially reasonable
efforts to complete the Demolition in an expeditious manner following the expiration or earlier termination of the Sublease Term in order to permit Sublandlord or Lessor, as the case may be, to commence development of the Excluded Area. Sublandlord, in its own capacity or as construction agent of Lessor, agrees to reasonably cooperate with Subtenant in Subtenant's efforts to cause the applicable governmental agency or agencies to respond in a timely manner to Subtenant's plan for removal of any contaminated soil from under the Main Building or the related improvements. Sublandlord and Lessor agree to reasonably cooperate with Subtenant with regard to the Demolition and not to unreasonably interfere with, delay or impair Subtenant's efforts to complete the Demolition in an expeditious manner. If, however, Subtenant fails to complete the Demolition on or before the Departure Deadline, then Subtenant shall pay to Sublandlord, as Sublandlord's sole and exclusive remedy for such delay in the completion of the Demolition, liquidated damages in a per day amount equal to the Monthly Installment of rent paid by Subtenant for the month immediately preceding the expiration or earlier termination of the Sublease Term divided by thirty (30) for each day from and after the Departure Deadline until the Demolition is completed. Nothing within the preceding sentence shall prelude Sublandlord or Lessor from exercising any rights or remedies against Subtenant under the Purchase Agreement (to the extent such remedies survive the close of escrow thereunder) or that certain Environmental Indemnity Agreement by and between Sublandlord and Subtenant (the "Indemnity Agreement").

                           (iii) Notwithstanding the provisions of subparagraph
32(b)(ii) above, if Subtenant fails to complete the Demolition on or before the Departure Deadline due to Subtenant's failure to use commercially reasonable efforts to complete the Demolition in an expeditious manner, Subtenant shall pay Sublandlord, as Sublandlord's sole and exclusive remedy for Subtenant's failure to complete the Demolition on or before the Departure Deadline, liquidated damages in the amount of Seven Thousand Five Hundred Dollars ($7,500) per day for each day that Subtenant fails to complete the Demolition by or after the Departure Deadline due to Subtenant's breach of its obligation under the first sentence of subparagraph 32(b)(ii). Nothing within the preceding sentence shall preclude Sublandlord from exercising any remedies against Subtenant under the Purchase Agreement (to the extent such remedies survive the close of escrow thereunder) or the Indemnity Agreement. Notwithstanding the foregoing, Subtenant shall only be obligated to pay liquidated damages in the amount set forth in this subparagraph 32(b)(iii) (instead of the amount set forth in subparagraph 32(b)(ii) above) for each day after the Departure Deadline that the Demolition has not been completed and Sublandlord or Lessor, as the case may be, is ready to commence grading or the construction of improvements on the Excluded Area or any portion thereof; provided, however, that if the condition of the Excluded Area prevents or delays the Sublandlord's ability to commence grading or construction thereon, the condition set forth in this sentence shall not apply.

                           (iv) The parties hereto acknowledge and agree that
Sublandlord's carrying costs, lost opportunity costs and other expenses incurred by Sublandlord as a result of not having full and unrestricted access to the Excluded Area by the Departure Deadline are impracticable or extremely difficult to ascertain. The parties hereto agree that the amounts of liquidated damages set forth in subparagraph 32(b)(ii) and 32(b)(iii) are reasonable estimates of the damages that will be incurred by Sublandlord in the event Subtenant is not able to complete the Demolition by the Departure Deadline. By executing this paragraph below, the parties hereto agree to the provisions of these liquidated damages provisions.


       Subtenant:  ____________           Sublandlord:      ______________

                  (c) Remediation of Contaminated Soil. If contaminated soil is discovered under the approximately 119,000 square foot Main Building and/or related improvements following the demolition of the same by Subtenant, then such contaminated soil shall not be treated or remediated by Subtenant on the Excluded Area after the Departure Deadline. If Subtenant has not disposed of or remediated any such contaminated soil underlying the Main Building and/or related improvements by the Departure Deadline, then Subtenant agrees to dispose or treat, or cause to be disposed or treated, such soil contamination off-site at a registered hazardous waste disposal site (if legally required) or off-site as required by applicable environmental Laws, with Subtenant or Raytheon Company named on all permits and manifests with respect to such contaminated soil as the party responsible for such disposal or treatment (i.e., the generator). Sublandlord acknowledges and agrees that if contaminated soil is discovered under the Main Building and/or related improvements following the demolition of such Main Building and related improvements, and if Subtenant reasonably believes that Raytheon Company is responsible for the clean up or remediation of such contaminated soil (or for the cost of clean up or remediation), then Subtenant will promptly notify Raytheon Company of such contamination and request that Raytheon Company undertake the disposal or treatment of such contaminated soil as provided above. Subtenant shall have no liability to Sublandlord or Lessor for the clean up or remediation of such contaminated soil if Raytheon Company accepts responsibility for the clean up or remediation of such contaminated soil in accordance with the terms set forth above and disposes of or treats such contamination such that it is removed or remediated in accordance with applicable environmental laws and regulations by the Departure Deadline. The parties agree that any contaminated soil discovered under the Main Building or the related improvements shall be remediated or treated by Subtenant, at Subtenant's sole cost (except as set forth in the preceding sentence), to levels that meet the Soils Remediation Standard. Subtenant shall not be obligated to remove any contaminated soil or other Hazardous Materials discovered under the Main Building or related improvements (or on or under the Excluded Area) if the same is remediated or treated to levels that meet the Soil Remediation Standard.

                  (d) Costs of Demolition.

                           (i) Prior to vacating the Main Building (which shall
occur not later than December 31, 2000), Subtenant shall contract with a licensed contractor to demolish, at Lessor's cost (to the extent the funding requirements set forth in that certain Participation Agreement dated April ___, 1999 among Lessor, Sublandlord and others (the "Participation

Agreement") and that certain Agency Agreement dated April __, 1999 between Lessor and Sublandlord (the "Agency Agreement") are satisfied), the Main Building (and certain related structures and improvements located on the Excluded Area), including, without limitation, the foundation of the Main Building. If the funding requirements set forth in the Participation Agreement and the Agency Agreement are not satisfied, the items identified in the preceding sentence as being at Lessor's costs shall be at Sublandlord's cost. Subtenant shall have the right to select the contractor to perform such demolition work. The contractor shall be selected through a bid process in which Subtenant shall obtain bids from not less than three licensed contractors selected by Subtenant and approved by Sublandlord, as Lessor's agent, which such approval shall not be unreasonably withheld. Based on such bids and any other information that the Subtenant may reasonably consider, Subtenant shall select the contractor to perform the demolition and such contractor selected by Subtenant shall be subject to the approval of Sublandlord and Lessor (which such approval shall not be unreasonably withheld). Subtenant's contract with such contractor shall contain terms that are commercially reasonable for such a contract. Sublandlord and Lessor shall provide the approvals or disapprovals set forth in this subparagraph within five (5) days of receipt of the information about the contractors selected by Subtenant to make bids or the bids and the identity of the contractor selected by Subtenant to perform the work. If Sublandlord or Lessor fails to disapprove such contractor(s) within such five(5) day period, Sublandlord and Lessor shall be deemed to have approved such contractor(s). If Sublandlord or Lessor reasonably disapproves any bidders or contractor selected by Subtenant, then, concurrently with notifying Subtenant of its disapproval, Sublandlord or lessor, as the case may be, shall provide Subtenant in writing with the name, address and telephone number of a replacement bidder or contractor, as the case may be, acceptable to Sublandlord and Lessor.

                           (ii) Lessor shall pay (to the extent the funding
requirements set forth in the Participation Agreement and the Agency Agreement are satisfied) one hundred percent (100%) of the cost of demolishing and removing from the Property the Main Building and related structures and improvements located on the Excluded Area, including the foundation of the Main Building (and the cost of removing such demolished Main Building, foundations, structures and improvements from the Property). If the funding requirements set forth in the Participation Agreement and the Agency Agreement are not satisfied, the items identified in the preceding sentence as being paid by Lessor shall be paid by Sublandlord, except as set forth below. Notwithstanding the foregoing, Subtenant shall be responsible for (A) the cost of removal of any Hazardous Materials, including asbestos, located within the Main Building, (B) the cost of removal (or remediation as provided above) in compliance with applicable Laws of any asbestos or other Hazardous Materials located under the Main Building to levels that meet the Soils Remediation Standard (except Subtenant shall not be responsible hereunder for removal of any groundwater contamination under the Main Building) and (C) the cost of demolishing/removing the improvements constructed after the Commencement Date of this Sublease by or on behalf of Subtenant identified in Paragraph 13(a) above. The cost to be borne by Lessor (the "Cost to Lessor") (to the extent the funding requirements set forth in the Participation Agreement and the Agency Agreement are satisfied) for demolishing the Main Building and related structures and improvements on the Excluded Area shall be net of the cost of health and safety plans and procedures incurred by Subtenant and/or Subtenant's affiliates, agents, employees or contractors for demolition and removal of the improvements, and the cost of protective measures for construction workers incurred by Subtenant and/or Subtenant's affiliates, agents, employees or contractors relating to any Hazardous Materials within or under the Main Building, which shall be at Subtenant's (or Raytheon's) cost. If the funding requirements set forth in the Participation Agreement and the Agency Agreement are not satisfied, the items identified in the preceding sentence as being at Lessor's costs shall be at Sublandlord's cost. Except as provided in this Paragraph 32(d)(ii), all costs of Demolition shall be borne by Subtenant.

                           (iii) Upon Sublandlord's selection of a contractor,
Sublandlord shall cause Lessor (to the extent the funding requirements set forth in the Participation Agreement and the Agency Agreement are satisfied) to deposit into an interest bearing escrow account as quickly as practicable under the Financing Documents, but in no event more than forty (40) days after Sublandlord's approval of the contractor as set forth in subparagraph 32(d)(ii) above, an amount equal to such contractor's estimated Cost to Lessor. If Sublandlord or Lessor fails to cause such amount to be deposited into the escrow account as provided herein, Subtenant shall not be required to demolish the Main Building and related improvements or remediate any soil contamination under the Main Building, if any, or remove any asbestos from the Main Building or any of the related improvements. Upon Subtenant's submission to the escrow holder of reasonably detailed documentation with respect to costs actually incurred with respect to the Demolition which are Costs to Lessor, the escrow holder shall promptly disburse from the escrow account to Subtenant or Subtenant's designees funds sufficient to pay such Costs to Lessor. In the event the total Costs to Lessor are less than the amount held in escrow, all remaining amounts held in the escrow account shall be returned to Sublandlord, as agent for Lessor. In the event the total Costs to Lessor exceed the amount held in escrow, Lessor shall promptly reimburse Subtenant (to the extent the funding requirements set forth in the Participation Agreement and the Agency Agreement are satisfied) such additional costs. If the funding requirements set forth in the Participation Agreement and the Agency Agreement are not satisfied, the items identified in the preceding sentence as being reimbursed by Lessor shall be reimbursed by Sublandlord.

                           (iv) The parties hereto agree that Subtenant or
Raytheon Company shall be identified as the party responsible for the proper disposal of any Hazardous Materials within the Main Building (e.g., asbestos) or contaminated soil to be removed from the Excluded Area as part of the demolition and removal obligations referred to in this paragraph, and in the event Subtenant or Raytheon Company fails to timely and completely perform such asbestos and contaminated soil removal or remediation as provided above, Sublandlord, in addition to Sublandlord's other remedies under this Sublease, may, as Lessor's agent, elect to do so (with Subtenant named on all permits and manifests relating to such asbestos and contaminated soil removal) and, in such event, Subtenant shall reimburse, or cause Raytheon Company to reimburse, Lessor for its reasonable costs incurred in removing such asbestos and contaminated soil from or under the Main Building and related structures as provided above. Such reimbursement shall be required to be made within thirty (30) days following receipt of a written notice or statement setting forth in reasonable detail such costs to be reimbursed.

                  (e) Relocation of Remediation Well Sites and Equipment. Subtenant agrees to reasonably cooperate with Sublandlord, as Lessor's agent, promptly to engineer and relocate, on Sublandlord's reasonable request and at Subtenant's cost, any existing soil or water remediation well sites and equipment (as further set forth in Section 9.1(g) of the Purchase Agreement) which Subtenant is not required to remove pursuant to Paragraph 32 herein. Sublandlord agrees to reasonably cooperate with Subtenant with respect to the engineering and relocation of such items. Such cooperation shall include, without limitation, the prompt delivery to Subtenant of any development plans for the Property and Sublandlord's participation in good faith and timely discussions with Subtenant regarding the relocation of such items.

                  (f) Survival. The obligations of Lessor, Subtenant and Sublandlord under this Paragraph 32 shall survive the expiration or earlier termination of this Sublease.

         33. Authority. The undersigned parties hereby warrant that they have proper authority and are empowered to execute this Sublease on behalf of Sublandlord and Subtenant, respectively.

         34. Brokers. Sublandlord and Subtenant each represent and warrant to the other that it has not dealt with any broker respecting this transaction other than Cornish & Carey Commercial ("C&C"); however, no commission shall be owing to C&C based on the parties hereto entering into this Sublease. Each party hereto agrees to indemnify and hold the other harmless from and against damages, losses, liabilities, claims, demands, costs or expenses suffered or incurred by the other in the event of any breach by such party of any representation, warranty or covenant set forth in this Paragraph 34.

         35. Consent. Wherever in this Sublease it is provided that either party shall not unreasonably withhold consent or approval, such consent or approval (collectively referred to as "consent") shall also not be unreasonably withheld, conditioned or delayed. If a party considers that the other party has unreasonably withheld or delayed a consent, it shall so notify the other party within ten (10) days after receipt of notice of denial of the requested consent or, in case notice of denial is not received, within twenty (20) days after giving the first-mentioned notice, may submit the question of whether the withholding or delaying of such consent is unreasonable to determination by arbitration.

         36. Right of Sublandlord to Perform. Except as provided otherwise herein, all covenants and agreements to be performed by Subtenant under this Sublease shall be performed at Subtenant's sole cost and expense and without any abatement of rent or right of set-off. If Subtenant fails to pay any sum of money, other than rent, or fails to perform any other act on its part to be performed under this Sublease, and the failure continues beyond any applicable grace or cure period set forth herein then in addition to any other available remedies, Sublandlord may, at its election make the payment or perform the other act on Subtenant's part. Sublandlord's election to make the payment or perform the act on Subtenant's part shall not give rise to any responsibility of Sublandlord to continue making the same or similar payments or performing the same or similar acts. Subtenant shall, promptly upon demand by Sublandlord, reimburse Sublandlord for all reasonable sums paid by Sublandlord and all necessary incidental costs, together with interest at the Permitted Rate or two percent (2%) above the prime rate announced by Bank of America from time to time, whichever is greater from the date of payment by Sublandlord. Sublandlord shall have the same rights and remedies if Subtenant fails to pay those amounts as Sublandlord would have in the event of a default by Subtenant in the payment of rent.

Sublandlord shall provide Subtenant with written notice and the appropriate cure period provided in the Lease before performing any act on behalf of Subtenant and will provide Subtenant with written request for any reimbursement payable hereunder.

         37. Expenses and Legal Fees. All sums reasonably incurred by Sublandlord in connection with any Event of Default by Subtenant under this Sublease or holding over of possession by Subtenant after the expiration or earlier termination of this Sublease, including without limitation all reasonable costs, expenses and reasonable accountants, appraisers, attorneys and other professional fees, and any collection agency or other collection charges, shall be due and payable by Subtenant to Sublandlord on demand, and shall bear interest at the Permitted Rate. Should either Sublandlord or Subtenant bring any action in connection with this Sublease, the prevailing party shall be entitled to recover as a part of the action its reasonable attorneys' fees, and all other costs. The prevailing party for the purpose of this paragraph shall be determined by the trier of the facts.

         38. WAIVER OF JURY TRIAL. SUBLANDLORD AND SUBTENANT EACH ACKNOWLEDGES THAT IT IS AWARE OF AND HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY, AND EACH PARTY DOES HEREBY EXPRESSLY AND KNOWINGLY WAIVE AND RELEASE ALL SUCH RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER (AND/OR AGAINST ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, OR SUBSIDIARY OR AFFILIATED ENTITIES) ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM OF INJURY OR DAMAGE.

         39. Satisfaction of Judgement. The obligations of Sublandlord and Subtenant do not constitute the personal obligations of the directors, officers or shareholders of Sublandlord or its constituent partners. Should Subtenant recover a money judgment against Sublandlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Sublandlord in the Property and out of the rent, insurance proceeds or other income from such property receivable by Sublandlord or out of consideration received by Sublandlord from the sale or other disposition of all or any part of Sublandlord's right, title or interest in the Property, and no action for any deficiency may be sought or obtained by Subtenant.

         40. Changes Required by Accounting Rules. If, in connection with obtaining synthetic lease financing for the acquisition and development of the Property, Sublandlord is required to make modifications to this Sublease in order to comply with all applicable accounting requirements for such financing, Subtenant will not unreasonably withhold or delay its consent, provided that the modifications do not increase the obligations of Subtenant or impair Subtenant's rights under this Sublease.

         41. Security Measures. Subtenant hereby acknowledges that Sublandlord shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Property. Subtenant assumes all responsibility for the protection of Subtenant, its agents, invitees and property from acts of third parties.

         IN WITNESS WHEREOF, the parties have executed this Sublease on the dates set forth below.

                                  SUBTENANT:

                                  FAIRCHILD SEMICONDUCTOR CORPORATION
                                        OF CALIFORNIA,
                                  a Delaware corporation


DATED:           , 1999           By:
                                     ---------------------------------------
                                  Name:
                                       -------------------------------------
                                  Title:
                                      --------------------------------------


                                  SUBLANDLORD:

                                  VERITAS SOFTWARE CORPORATION,
                                  a Delaware corporation


DATED:           , 1999           By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                CONSENT OF LESSOR


The undersigned Lessor under that certain Lease Agreement dated as of April __, 1999 by and between Lessor and Lessee hereby consents to the subletting of the Premises by Subtenant on the terms and conditions contained in this Sublease including, without limitation, the terms and conditions set forth in Paragraph 32, and Lessor agrees to be bound by its obligations under Paragraph 32. This consent shall apply only to this Sublease and shall not be deemed to be a consent to any other subleases.

                                  LESSOR

                                  ---------------------------------------------




                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                   EXHIBIT "A"


              SITE PLAN ILLUSTRATING MAIN BUILDING, EQUIPMENT AREA
                    AND EXCLUDED AREA BOUNDED BY DOTTED LINES


                                [to be attached]

                                   EXHIBIT "B"


                  SITE PLAN ILLUSTRATING SUBTENANT IMPROVEMENTS
                         DESIGNATED AS AREAS A THROUGH S


                                [to be attached]

                                   EXHIBIT "C"


             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT



RECORDING REQUESTED BY, AND        )
WHEN RECORDED, RETURN TO:          )
                                   )
Berliner Cohen                     )
Ten Almaden Boulevard, 11th Floor  )
San Jose, California 95113-2233    )
(408) 286-5800                     )
Attn:  Samuel L. Farb, Esq.        )

                                   )
--------------------------------------------------------------------------------
                                                (Space Above for Recorder's Use)


             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT


         THIS AGREEMENT (this "Agreement") is made and entered into this ____ day of April, 1999, by and among (1) FAIRCHILD SEMICONDUCTOR CORPORATION OF CALIFORNIA, a Delaware corporation ("Subtenant"), (2) VERITAS SOFTWARE CORPORATION, a Delaware corporation ("Sublandlord"), (3) VS TRUST 1999-1, a ___________________ ("Owner") and (3) __________________________________ , as
agent for the Financing Parties (as defined below) ("Agent"). The defined term "Agent" shall include any successors and assigns of Agent.


                                R E C I T A L S:

         WHEREAS, Sublandlord executed a Sublease (the "Sublease") dated as of April __, 1999, in favor of Subtenant, covering a certain premises therein described (the "Premises") and (2) a portion of certain real property legally described on Exhibit A attached hereon (the "Land").

         WHEREAS, Sublandlord has entered into a financing and lease transaction (the "Financing Transaction") with Owner and the other parties to that certain Participation Agreement dated as of April __, 1999 (such other parties are referred to herein as the "Financing Parties") pursuant to which (1) Owner has purchased the Land and all improvements thereon, (2) Owner has leased the Land to Sublandlord pursuant to that certain Lease Agreement dated April __, 1999 among Owner and Sublandlord (the "Lease"), (3) Sublandlord, as Owner's agent, has agreed to manage the construction of certain improvements on the Land and
(4) Owner and Sublandlord have each entered into various other agreements to secure their respective obligations under the Financing Transaction.

         WHEREAS, in order to induce the Financing Parties to provide the financing called for by the Financing Transaction, the Financing Parties have requested that the Sublease be subordinate to any and all underlying leases, deeds of trust or other security instruments existing as of the date of execution of this Agreement or which hereafter may be made and/or to any renewal, modification, replacement, extension or expansion hereafter or any consolidation or spreader thereof heretofore or hereinafter made (collectively, the "Security Instruments").

         WHEREAS, in order to induce Subtenant to subordinate its interest in the Sublease to the Security Instruments, the parties hereto desire to assure Subtenant's possession and control of the Premises under the Sublease upon the terms and conditions therein contained;

         NOW, THEREFORE, for and in consideration of the mutual covenants and premises herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed by the parties hereto, the parties hereto do hereby agree as follows:


                               A G R E E M E N T:

         1. Subject to the non-disturbance covenants set forth herein, the Sublease is and shall be subordinate to the Security Instruments.

         2. Should default under the Security Instruments occur such that (a) Sublandlord's rights under the Sublease are assigned to the Agent, (b) the Agent becomes the owner of the Land or any portion thereof and/or (c) the Land or any portion thereof is sold by reason of foreclosure, transferred by deed in lieu of foreclosure, or sold under a trustee's sale, (x) Subtenant shall not be evicted from the Premises or the Excluded Area, nor shall Subtenant's continuing use and occupancy of the Premises or the Excluded Area be interrupted, restricted or impaired, nor shall any of Subtenant's rights under this Sublease be affected in any way by reason of any default under such Security Instrument; and (y) Subtenant's leasehold estate under the Sublease shall not be terminated or disturbed by reason of any default under such Security Instrument which does not arise from a default by Subtenant hereunder, and this Sublease and Subtenant's rights hereunder, including any rights of offset, shall be recognized by the Agent or Lessor. Subtenant does hereby agree to attorn to Agent or to any such owner as its Sublandlord after Subtenant's receipt of written notice from Agent provided Agent or Lessor, as the case may be, assume the obligations of Sublandlord under the Sublease, and Agent or any such owner hereby agree that it will accept such attornment.

         3. In the event the Lease terminates prior to the date (a) the Sublease term expires or earlier terminates or (b) Subtenant completes Demolition as described in Paragraph 32(b) of the Sublease, then Sections 2(x) and (y) above shall apply, and Subtenant shall attorn to Owner as its

Sublandlord after Subtenant's receipt of written notice provided Owner assumes the obligations of Sublandlord under the Sublease, and Owner hereby agrees that it will accept such attornment.

         4. Notwithstanding any other provision of this Agreement, Agent shall not be (a) liable for any default of any sublandlord under the Sublease (including Sublandlord), (b) subject to any offsets or defenses which have accrued prior to the date of foreclosure which shall be the earliest to occur of
(1) delivery of a trustee's deed following a non-judicial foreclosure, (2) delivery of a marshal's deed upon sale of the property following entry of judgment in a judicial foreclosure and/or (3) delivery of a deed in lieu of foreclosure, unless Subtenant shall have delivered to Agent written notice of the default which gave rise to such offset or defense and permitted Agent the same right to cure such default as permitted Sublandlord under the Sublease; (c) bound by any rent that Subtenant may have paid under the Sublease more than one month in advance; (d) bound by any amendment or modification of the Sublease hereafter made without Agent' prior written consent which shall be Sublandlord's obligation to request and obtain; or (e) responsible for the return of any security deposit delivered to Sublandlord under the Sublease and not subsequently received by Agent.

         5. If Agent sends written notice to Subtenant to direct its rent payments under the Sublease to Agent instead of Sublandlord, then Subtenant agrees to follow the instructions set forth in such written instructions and deliver rent payments to Agent; however, Sublandlord and Agent agrees that Subtenant shall be credited under the Sublease for any rent payments sent to Agent pursuant to such written notice.

         6. Subtenant shall give Agent or any successor in interest of Agent such notices and cure rights as are required under Section 14(c) of the Sublease.

         7. If any legal action, arbitration or other proceeding is commenced to enforce any provision of this Agreement, the prevailing party shall be entitled to an award of its actual expenses, including without limitation, expert witness fees, actual attorneys' fees and disbursements.

         8. This Agreement may not be modified other than by an agreement in writing, signed by the parties hereto or by their respective successors in interest. Except as herein modified all of the terms and provisions of the Sublease shall remain in full force and effect. Nothing in this Agreement shall in any way impair or affect the lien created by the Security Instruments or the other lien rights of Agent.

         9. All notices which may or are required to be sent under this Agreement shall be in writing and shall be sent by Federal Express (or similar overnight delivery service) or first-class, certified U.S. mail, postage prepaid, return receipt requested, and sent to the party at the address appearing below or such other address as any party shall hereafter inform the other party by written notice given as set forth below:

SUBTENANT:                          OWNER

-------------------------           --------------------------------

-------------------------           --------------------------------

-------------------------           --------------------------------

Attn:                               Attn:
     -------------------                  --------------------------

AGENT:                              SUBLANDLORD:

-------------------------           --------------------------------

-------------------------           --------------------------------

-------------------------           --------------------------------

Attn:                               Attn:
     -------------------                  --------------------------

         10. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors in interest, heirs and assigns and any subsequent owner of the Property.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

OWNER:                              SUBTENANT:

---------------------------         ------------------------------

By:                                 By:
   ------------------------            ---------------------------

Its:                                Its:
   ------------------------             --------------------------

AGENT:                              SUBLANDLORD:

---------------------------         ------------------------------

By:                                 By:
   ------------------------            ---------------------------

Its:                                Its:
   ------------------------             --------------------------

STATE OF CALIFORNIA                         )
                                            ) ss
COUNTY OF SAN DIEGO                         )


         On ________________________, before me, ___________________________,
Notary Public, personally appeared __________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


         WITNESS my hand and official seal.



          ____________________________________                 [SEAL]


STATE OF CALIFORNIA                         )
                                            ) ss
COUNTY OF SAN DIEGO                         )


         On ________________________, before me, ___________________________,
Notary Public, personally appeared __________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


         WITNESS my hand and official seal.



          ____________________________________                 [SEAL]

STATE OF CALIFORNIA                         )
                                            ) ss
COUNTY OF SAN DIEGO                         )


         On ________________________, before me, ___________________________,
Notary Public, personally appeared __________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


         WITNESS my hand and official seal.



          ____________________________________                 [SEAL]


STATE OF CALIFORNIA                         )
                                            ) ss
COUNTY OF SAN DIEGO                         )


         On ________________________, before me, ___________________________,
Notary Public, personally appeared __________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


         WITNESS my hand and official seal.



          ____________________________________                 [SEAL]

                                    EXHIBIT A


All that certain Real Property in the City of Mountain View, County of Santa Clara, State of California, described as follows:


All of Lot 23, as shown upon that certain Map entitled, "Tract No. 2724 Ellis-Middlefield Industrial Park", which Map was filed for Record in the Office of the Recorder of the County of Santa Clara, State of California, on June 16, 1960 in Book 121 of Maps, at Pages 40, 41, 42, 43 and 44.












                                      C-A-1